Exhibit 1.1


                                                                  Execution Copy

                               Acadia Realty Trust

                      Common Shares of Beneficial Interest
                                ($.001 par value)

                             Underwriting Agreement


                                                              New York, New York
                                                                November 4, 2004




Citigroup Global Markets Inc.
As Representative of the Several Underwriters
c/o Citigroup Global Markets Inc.
388 Greenwich Street
New York, New York  10013

Ladies and Gentlemen:

         Acadia Realty Trust, a self-administered Maryland real estate investment trust (the "Company") proposes to issue and sell to the firm or firms named in Schedule A hereto, each as an underwriter (each, an "Underwriter;" together, the "Underwriters"), an aggregate of 1,890,000 common shares (the "Primary Securities") of beneficial interests of the Company, par value $.001 per share (the "Common Shares"). In addition, Kenneth F. Bernstein ("Bernstein"), Yale University and The Yale University Retirement Plan for Staff Employees (together, "Yale," and collectively with Bernstein, the "Selling Shareholders") propose to sell to the Underwriters an aggregate of 1,110,000 Common Shares (the "Secondary Securities"). The Primary Securities and the Secondary Securities are collectively called the "Firm Securities." Citigroup Global Markets Inc. has agreed to act as representative of the several Underwriters (in such capacity, the "Representative") in connection with the offering and sale of the Securities. To the extent that there are no additional Underwriters listed on Schedule A hereto other than you, the term "Representatives" as used herein shall mean you, as Underwriter, and the terms "Representatives" and "Underwriters" shall mean either the singular or plural as the context requires. To the extent that there is only a single Underwriter listed on Schedule A hereto, then references to the "several" Underwriters shall be disregarded.

         In addition, the Company and certain of the Selling Shareholders have granted to the Underwriters an option to purchase up to an additional 450,000 Common Shares, as provided in Section 2 hereof. The additional shares to be sold pursuant to such option are collectively called the "Optional Securities." The Firm Securities and, if and to the extent such options are exercised, the Optional Securities are collectively called the "Securities."

         All of the Company's assets are held by, and all of its operations are conducted through, Acadia Realty Limited Partnership, a Delaware limited partnership (the "Partnership"), its majority owned subsidiaries and the joint ventures in which the Partnership holds a minority interest. The Company is the sole general partner of the Partnership. For purposes of this agreement, the term "subsidiaries" shall include the Company's and the Partnership's minority interests in its joint ventures.

                   SECTION 1. REPRESENTATIONS AND WARRANTIES

         A. Representations and Warranties of the Company and the Partnership. As of the date hereof, the Company and the Partnership, jointly and severally, represent, warrant and covenant to each Underwriter as follows:

    (a) Preparation and Filing of Registration Statement. The Company has prepared and filed with the Securities and Exchange Commission (the "Commission") (i) a registration statement on Form S-3 (File No. 333-104727), which contains a prospectus dated May 14, 2003 (the "Issuer Registration Statement"), (ii) a registration statement on Form S-3 (File No. 333-31630), which contains a prospectus dated March 29, 2000 (the "Resale Registration Statement") and (iii) post-effective amendment no. 2 to a registration statement on Form S-8 (File No. 333-87993) and a re-offer prospectus dated March 19, 2004 (the "Reoffer Registration Statement"), to be used in connection with the public offering and sale of the Securities. Each of the Issuer Registration Statement, Reoffer Registration Statement and the Resale Registration Statement, as amended, including the financial statements, exhibits and schedules thereto, in the form in which it was declared effective by the Commission under the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder (collectively, the "Securities Act"), all documents incorporated by reference or deemed to be incorporated by reference therein, including any information deemed to be a part thereof at the time of effectiveness pursuant to Rule 430A or Rule 434 under the Securities Act or the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (collectively, the "Exchange Act") are collectively called the "Registration Statement." Any registration statement filed by the Company pursuant to Rule 462(b) under the Securities Act is called the "Rule 462(b) Registration Statement," and from and after the date and time of filing of the Rule 462(b) Registration Statement the term "Registration Statement" shall include the Rule 462(b) Registration Statement. A prospectus supplement (the "Prospectus Supplement") setting forth the terms of the offering, the plan of distribution of the Securities and additional information concerning the Company and its business and the information concerning the Selling Shareholders has been or will be so prepared and will be filed pursuant to Rule 424(b) of the Securities Act on or before the second business day after the date hereof (or such earlier time as may be required by the Securities Act). The prospectus dated May 14, 2003, the prospectus dated March 29, 2000 and the re-offer prospectus dated March 19, 2004, collectively with the Prospectus Supplement dated November 4, 2004, in the form first used by the Underwriters to confirm sales of the Securities, are called the "Prospectus;" provided, however, if the Company has, with the consent of the Representative, elected to rely upon Rule 434 under the Securities Act, the term "Prospectus" shall mean the Company's "prospectus subject to completion" (as defined in Rule 434(g) under the Securities Act) last provided to the Underwriters by the Company (a "preliminary prospectus") (such preliminary prospectus is called the "Rule 434 preliminary prospectus"). Notwithstanding the foregoing, if any revised prospectus shall be provided to the Underwriters by the Company for use in connection with the offering of the Securities that differs from the prospectus referred to in the immediately preceding sentence (whether or not such revised prospectus is required to be filed with the Commission pursuant to Rule 424(b) under the Securities Act), the term


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


"Prospectus" shall refer to such revised prospectus from and after the time it is first provided to the Underwriters for such use. All references in this Agreement to the Registration Statement, the Rule 462(b) Registration Statement, a preliminary prospectus, or the Prospectus, or any amendments or supplements to any of the foregoing, shall include any copy thereof filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval System ("EDGAR").

         All references in this Agreement to financial statements and schedules and other information which is "contained," "included," "set forth," "described," "disclosed" or "stated" (or words of similar import) in the Registration Statement or the Prospectus (and all other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information which are or are deemed to be incorporated by reference in the Registration Statement or the Prospectus, as the case may be; and all references in this Agreement to amendments or supplements to the Registration Statement or the Prospectus shall be deemed to mean and include the filing of any document under the Exchange Act which is or is deemed to be incorporated by reference in the Registration Statement or the Prospectus, as the case may be.

    (b) Compliance with Registration Requirements. The Resale Registration Statement was declared effective by the Commission on March 29, 2000, Reoffer Registration Statement was declared effective by the Commission on March 19, 2004 and the Issuer Registration Statement was declared effective by the Commission on May 14, 2003. Any Rule 462(b) Registration Statements have been declared effective by the Commission under the Securities Act. The Securities all have been duly registered under the Securities Act. The Company has complied to the Commission's satisfaction with all requests of the Commission for additional or supplemental information. No stop order suspending the effectiveness of the Registration Statement or any Rule 462(b) Registration Statement is in effect and no proceedings for such purpose have been instituted or are pending or, to the best knowledge of the Company, are contemplated or threatened by the Commission. The Company and the transactions contemplated by this Agreement meet the requirements and conditions for use of a registration statement on Form S-3 under the Securities Act. The Company is eligible to use a Form S-3 registration statement under the Securities Act pursuant to the standards for that Form in effect immediately prior to October 21, 1992.

         Each preliminary prospectus, if any, and the Prospectus (and each document incorporated by reference therein) when filed complied or will comply in all material respects with disclosure, form and other requirements of the Securities Act and, if filed by electronic transmission pursuant to EDGAR (except as may be permitted by Regulation S-T under the Securities Act), the text thereof (excluding any pictures) was identical or will be identical to the copy thereof delivered to the Underwriters for use in connection with the offer and sale of the Securities. Each of the Resale Registration Statement, the Reoffer Registration Statement, the Issuer Registration Statement, any Rule 462(b) Registration Statement and any post-effective amendment thereto (and each document incorporated by reference into such registration statements or post-effective amendment), at the time it became effective and at all subsequent times up to and on the First Closing Date (as defined below) and on any Second Closing Date (as defined below), complied and will comply in all material respects with the disclosure, form and other requirements of the Securities Act and did not and will not contain any untrue statement of


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


a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The Prospectus (and each document incorporated by reference therein), as amended or supplemented, as of its date and at all subsequent times up to and on the First Closing Date (as defined below) and on any Second Closing Date (as defined below), complied and will comply in all material respects with the disclosure, form and other requirements of the Securities Act and did not and will not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The representations and warranties set forth in this paragraph do not apply to statements in or omissions from the Registration Statement, any Rule 462(b) Registration Statement, or any post-effective amendment thereto, or the Prospectus, or any amendments or supplements thereto, made in reliance upon and in conformity with information relating to any Underwriter furnished to the Company in writing by the Representative expressly for use therein. There are no contracts or other documents required to be described in the Prospectus or the Registration Statement or to be filed as exhibits to the Registration Statement which have not been described or filed as required.

    (c) Offering Materials Furnished to Underwriters. The Company has delivered or will deliver to the Representative one complete manually signed copy of the Registration Statement and of each consent and certificate of experts filed as a part thereof and conformed copies of the Registration Statement (without exhibits) and preliminary prospectuses and the Prospectus, as amended or supplemented, in such quantities and at such places as the Representative has reasonably requested for each of the Underwriters.

    (d) Distribution of Offering Material by the Company. The Company has not distributed and will not distribute, prior to the later of the Second Closing Date (as defined below) and the completion of the Underwriters' distribution of the Securities, any offering material in connection with the offering and sale of the Securities other than a preliminary prospectus, the Prospectus and the Registration Statement or other materials permitted by the Securities Act.

    (e) The Underwriting Agreement. This Agreement has been duly authorized, executed and delivered by, and is a valid and binding agreement of, the Company and the Partnership, enforceable against the Company and the Partnership in accordance with its terms, except as rights to indemnification hereunder may be limited by applicable law and except as the enforcement hereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles.

    (f) Authorization of the Securities. The Securities to be purchased by the Underwriters were duly authorized for issuance and when the Primary Securities have been delivered and paid for in accordance with this Agreement on the First Closing Date (as defined below) or the Second Closing Date (as defined below), as applicable, the Securities will have been validly issued, fully paid and nonassessable and will have been offered and sold in compliance with all applicable federal and state securities laws.

    (g) No Applicable Registration or Other Similar Rights. There are no persons with registration or other similar rights to have any equity or debt securities registered for sale under the Registration Statement or included in the offering contemplated by this Agreement, other


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than the Selling Shareholders with respect to the Secondary Securities included in the Registration Statement, except for such rights as have been satisfied under this Agreement or have been duly waived.

    (h) No Material Adverse Change. Except as otherwise disclosed in the Prospectus, subsequent to the respective dates as of which information is given in the Prospectus: (i) there has been no material adverse change, or any development that could reasonably be expected to result in a material adverse change, in the condition, financial or otherwise, or in the earnings, business, operations or prospects, whether or not arising from transactions in the ordinary course of business, of the Company, the Partnership, and their subsidiaries, considered as one entity (any such change is called a "Material Adverse Change"); (ii) the Company, the Partnership and their subsidiaries, considered as one entity, have not incurred any material liability or obligation, indirect, direct or contingent, not in the ordinary course of business nor entered into any material transaction or agreement not in the ordinary course of business; and (iii) there has been no dividend or distribution of any kind declared, paid or made by the Company or the Partnership or, except for dividends paid to the Company, the Partnership or other subsidiaries, any of their subsidiaries on any class of capital stock or repurchase or redemption by the Company, the Partnership or any of their subsidiaries of any class of capital stock.

    (i) Independent Accountants. Ernst & Young LLP, who have expressed their opinion with respect to the financial statements (which term as used in this Agreement includes the related notes thereto) and supporting schedules filed with the Commission as a part of the Registration Statement and included in the Prospectus, are independent registered public accountants as required by the Securities Act and the Exchange Act.

    (j) Preparation of the Financial Statements. The financial statements filed with the Commission as a part of the Registration Statement and included in the Prospectus present fairly the consolidated financial position of the Company and its subsidiaries as of and at the dates indicated and the results of their operations and cash flows for the periods specified. The supporting schedules included in the Registration Statement present fairly the information required to be stated therein. Such financial statements and supporting schedules comply as to form with the applicable accounting requirements of the Exchange Act and the Securities Act and have been prepared in conformity with generally accepted accounting principles as applied in the United States applied on a consistent basis throughout the periods involved, except as may be expressly stated in the related notes thereto. No other financial statements or supporting schedules are required to be included in the Registration Statement. The financial data contained in the Prospectus fairly present the information set forth therein on a basis consistent with that of the audited financial statements contained in the Registration Statement. Any non-GAAP financial measures, as defined under Regulation G under the Securities Act, included in the Prospectus are permitted for use in documents filed with the Commission.

    (k) Organization and Good Standing of the Company, the Partnership and their Subsidiaries. Each of the Company, the Partnership, and their subsidiaries has been duly incorporated, formed or organized, as the case may be, and is validly existing as a corporation, partnership, limited liability company or other legal entity in good standing under the laws of the jurisdiction of its incorporation, organization or formation and has full corporate or other power and authority to own, lease and operate its properties and to conduct its business as described in


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


the Prospectus and, in the case of the Company and the Partnership, to enter into and perform their respective obligations under this Agreement. Each of the Company and each subsidiary is duly qualified as a foreign corporation or other legal entity to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except for such jurisdictions where the failure to so qualify or to be in good standing would not, individually or in the aggregate, result in a Material Adverse Change. All of the issued and outstanding capital stock, membership interests, partnership interests or similar equity interests of each subsidiary have been duly authorized and validly issued, are fully paid and nonassessable and the equity interests in each subsidiary which are owned by the Company, directly or through subsidiaries, are free and clear of any security interest, mortgage, pledge, lien, encumbrance or claim. The Company does not own or control, directly or indirectly, any corporation, association or other entity other than the subsidiaries listed on Schedule C attached hereto. There are no subsidiaries, except for the Partnership, of the Company that meet the definition of "significant subsidiaries" under Regulation S-X under the Securities Act.

    (l) Capitalization and Other Capital Stock Matters. The authorized, issued and outstanding capital stock of the Company is as contained in the Prospectus (other than for subsequent issuances, if any, pursuant to employee benefit plans described in the Prospectus or upon exercise of outstanding options described in the Prospectus). The Common Shares (including the Securities) conform in all material respects to the description thereof contained in the Prospectus. All of the issued and outstanding Common Shares (including the Common Shares owned by the Selling Shareholders) have been duly authorized and validly issued, are fully paid and nonassessable and have been offered, sold and issued in compliance with federal and state securities laws. All of the issued and outstanding units of limited partnership interest in the Partnership (the "OP Units") have been duly authorized by the Partnership. None of the outstanding Common Shares were issued in violation of any preemptive rights, rights of first refusal or other similar rights to subscribe for or purchase securities of the Company and the holders of outstanding shares of capital stock of the Company are not entitled to preemptive or other rights to subscribe for the Securities. There are no authorized or outstanding options, warrants, preemptive rights, rights of first refusal or other rights to purchase, or equity or debt securities convertible into or exchangeable or exercisable for, any capital stock or ownership interests in the Company or any of its subsidiaries other than those accurately described in the Prospectus. The description of the Company's stock option, stock bonus and other stock plans or arrangements, and the options or other rights granted thereunder, set forth in the Prospectus accurately and fairly presents the information required to be shown with respect to such plans, arrangements, options and rights.

    (m) Stock Exchange Listing. On the First Closing Date and the Second Closing Date, the Securities will be duly listed and admitted and authorized for trading on the New York Stock Exchange.

    (n) Non-Contravention of Existing Instruments; No Further Authorizations or Approvals Required. Neither the Company, the Partnership nor any of their subsidiaries is in violation of its respective charter, declaration of trust, by-laws, certificate of formation, partnership agreement, operating agreement or similar documents or is in default (or, with the giving of notice or lapse of time, would be in default) ("Default") under any indenture, mortgage, loan or credit


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agreement, note, contract, franchise, lease or other agreement, obligation, condition, covenant or instrument to which the Company, the Partnership or any of their subsidiaries is a party or by which it or any of them may be bound, or to which any of the property or assets of the Company, the Partnership or any of their subsidiaries is subject (each, an "Existing Instrument"), except for such Defaults as would not, individually or in the aggregate, result in a Material Adverse Change. The Company's and the Partnership's execution, delivery and performance of this Agreement and consummation of the transactions contemplated hereby and by the Prospectus (i) will not result in any violation of the provisions of the respective charter, declaration of trust, by-laws, certificate of formation, partnership agreement, operating agreement or similar documents of the Company, the Partnership or any subsidiary, (ii) will not conflict with or constitute a breach of, or Default or a Debt Repayment Triggering Event (as defined below) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company, the Partnership or any of their subsidiaries pursuant to, or require the consent of any other party to, any Existing Instrument, except for such conflicts, breaches, Defaults, Debt Repayment Triggering Events (as defined below), liens, charges or encumbrances as would not, individually or in the aggregate, result in a Material Adverse Change and (iii) will not result in any violation of any law, statute, rule, regulation, judgment, order or decree, administrative regulation or administrative or court decree applicable to the Company, the Partnership or any subsidiary or any of its or their property. No consent, approval, authorization or other order of, or registration or filing with, any court or other governmental or regulatory authority or agency, is required for the Company or the Partnership's execution, delivery and performance of this Agreement and consummation of the transactions contemplated hereby and by the Prospectus, except such as have been obtained or made by the Company and the Partnership and are in full force and effect under the Securities Act, applicable state securities or blue sky laws of any jurisdiction in connection with the purchase and distribution of Securities in the manner contemplated hereby and in the Prospectus. As used herein, a "Debt Repayment Triggering Event" means any event or condition which gives, or with the giving of notice or lapse of time would give, the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder's behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Company, the Partnership or any of its subsidiaries.

    (o) No Material Actions or Proceedings. Except as otherwise disclosed in the Prospectus, there are no legal or governmental actions, suits, investigations or proceedings pending or, to the best of the Company's or the Partnership's knowledge, threatened (i) against or affecting the Company, the Partnership or any of their subsidiaries, (ii) which has as the subject thereof any officer or trustee of, or property owned or leased by, the Company, the Partnership or any of their subsidiaries or (iii) relating to environmental or discrimination matters, which would reasonably be expected to result in a Material Adverse Change or adversely affect the consummation of the transactions contemplated by this Agreement. No material labor dispute with the employees of the Company, the Partnership or any of their subsidiaries exists or, to the best of the Company's and the Partnership's knowledge, is threatened or imminent and the Company and Partnership is not aware of any existing or imminent labor disturbance by the employees at any of its or its subsidiaries' principal suppliers, contractors or customers that could result in a Material Adverse Change.


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


    (p) Intellectual Property Rights. The Company, the Partnership and their subsidiaries own or possess sufficient trademarks, trade names, patent rights, copyrights, domain names, licenses, approvals, trade secrets and other similar rights (collectively, "Intellectual Property Rights") reasonably necessary to conduct their businesses as now conducted or as proposed to be conducted in the Prospectus, and the expected expiration of any of such Intellectual Property Rights would not result in a Material Adverse Change. Neither the Company, the Partnership, nor any of their subsidiaries has received any notice of infringement or conflict with asserted Intellectual Property Rights of others, which infringement or conflict, if the subject of an unfavorable decision, would result in a Material Adverse Change. The Company and the Partnership are not parties to or bound by any options, licenses or agreements with respect to the Intellectual Property Rights of any other person or entity that are required to be set forth in the Prospectus and are not described in all material respects. None of the technology employed by the Company or the Partnership has been obtained or is being used by the Company or the Partnership in violation of any contractual obligation binding on the Company, the Partnership or, to the Company or Partnership's knowledge, any of their officers, trustees or employees or is otherwise in violation of the rights of any persons, except for violations which would not, individually or in the aggregate, result in a Material Adverse Change.

    (q) All Necessary Permits, etc. The Company, the Partnership and each subsidiary possess such valid and current certificates, authorizations, licenses or permits issued by the appropriate state, federal or foreign regulatory agencies or bodies necessary to conduct their respective businesses, except where the failure to possess such certificate, authorizations or permits would not, individually or in the aggregate, result in a Material Adverse Change, and neither the Company, the Partnership nor any subsidiary has received any notice of proceedings relating to the revocation or modification of, or non-compliance with, any such certificate, authorization, license or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, could result in a Material Adverse Change.

    (r) Title to Properties. Each of the Company, the Partnership and each of their subsidiaries owns or leases all such properties as are necessary to the conduct of their respective operations as presently conducted. The Company, the Partnership and each of their subsidiaries has good and marketable title to all the properties and assets reflected as owned in the Company's consolidated financial statements (and schedules thereto) or elsewhere in the Prospectus, in each case free and clear of any security interests, mortgages, liens, encumbrances, equities, claims and other defects, except where the existence of any security interest, mortgage, lien, encumbrance, equity, claim or other defect would not, individually or in the aggregate, result in a Material Adverse Change. The real property, improvements, equipment and personal property held under lease by the Company, the Partnership or any subsidiary are held under valid and enforceable leases, except where the invalidity or unenforceability of any leases would not, individually or in the aggregate, result in a Material Adverse Change.


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


    (s) Tax Law Compliance. The Company, the Partnership and their subsidiaries have filed all necessary federal, state, local and foreign income and franchise tax returns or have properly requested extensions thereof and have paid all taxes required to be paid by any of them and, if due and payable, any related or similar assessment, fine or penalty levied against any of them except as may be being contested in good faith and by appropriate proceedings. To the knowledge of the Company, there is no tax deficiency likely to be asserted against the Company, the Partnership or any of their subsidiaries. All tax liabilities, if any, of the Company, the Partnership and their subsidiaries are adequately provided for on the respective books of the entities.

    (t) Qualification as a Real Estate Investment Trust. The Company has met the requirements for qualification and taxation as a real estate investment trust ("REIT") under the Internal Revenue Code of 1986, as amended (the "Code"), as of the close of every taxable year during the Company's existence, and the Company's current and proposed method of operation will enable it to continue to meet the requirements for qualification and taxation as a real estate investment trust for federal income tax purposes.

    (u) Partnership Qualification. Each of the Partnership and any subsidiary limited liability company or partnership is qualified as a partnership or a disregarded entity for federal income tax purposes and not as an association taxable as a corporation or as a publicly traded partnership.

    (v) Company Not an "Investment Company." Each of the Company and the Partnership are not, and after the sale of the Securities will not be, an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended (the "Investment Company Act") and will conduct its business in a manner so that it will not become subject to the Investment Company Act.

    (w) Insurance. Each of the Company, the Partnership and their subsidiaries are insured by recognized, financially sound and reputable institutions with policies in such amounts and with such deductibles and covering such risks as are prudent and customary for their respective businesses including, but not limited to, policies covering real and personal property owned or leased by the Company, the Partnership and their subsidiaries against theft, damage, destruction, acts of vandalism and all other risks customarily insured against. All such policies of insurance are in full force and effect. There are no claims by the Company, the Partnership or any of their subsidiaries under any such policy or instrument as to which any insurance company is denying liability or defending under a reservation of rights clause, except where such denial or defense would not, individually or in the aggregate, result in a Material Adverse Change. Neither the Company, the Partnership nor any subsidiary has been refused insurance coverage sought or applied for and neither the Company, the Partnership nor any subsidiary has reason to believe that it or any subsidiary will not be able (i) to renew its existing insurance coverage as and when such policies expire or (ii) to obtain comparable coverage from similar institutions as may be necessary or appropriate to conduct its business as now conducted and at a cost that would not result in a Material Adverse Change.

    (x) No Price Stabilization or Manipulation. The Company and the Partnership have not taken and will not take, directly or indirectly, any action designed to or that might be reasonably


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


expected to cause or result in, under the Exchange Act or otherwise, stabilization or manipulation of the price of any security of the Company to facilitate resale of the Securities. The Company acknowledges that the Underwriters may engage in passive market making transactions in the Securities in accordance with Regulation M under the Exchange Act.

    (y) Exchange Act Compliance. The documents incorporated or deemed to be incorporated by reference in the Prospectus, at the time they were or hereafter are filed with the Commission, complied and will comply in all material respects with the disclosure, form and other requirements of the Exchange Act, and, when read together with the other information in the Prospectus, at the time the Registration Statement and any amendments thereto become effective and at the First Closing Date and the Second Closing Date, as the case may be, will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

    (z) No Unlawful Contributions or Other Payments. Neither the Company, the Partnership nor any of their subsidiaries nor, to the knowledge of the Company or the Partnership, any trustee, officer, agent, employee or affiliate of the Company, the Partnership or any of their subsidiaries is aware of or has taken any action, directly or indirectly, that would result in a violation of such persons of the FCPA, including, without limitation, making use of the mails or any means or instrumentality of interstate commerce corruptly in furtherance of an offer, payment, promise to pay or authorization of the payment of any money, or other property, gift, promise to give, or authorization of the giving of anything of value to any "foreign official" (as such term is defined in the FCPA) or any foreign political party or official thereof or any candidate for foreign political office, in contravention of the FCPA and the Company, the Partnership, their subsidiaries and, to the knowledge of the Company and the Partnership, their affiliates have conducted their businesses in compliance with the FCPA and have instituted and maintain policies and procedures designed to ensure, and which are reasonably expected to continue to ensure, continued compliance therewith. "FCPA" means Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder.

    (aa) Company's Accounting System. The Company has implemented controls and other procedures that are designed to ensure that information required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported, within the time periods specified in the Commission's rules and forms and is accumulated and communicated to the Company's executive management as appropriate to allow timely decisions regarding required disclosure. The Company makes and keeps books, records, and accounts, which accurately and fairly reflect in reasonable detail the transactions and dispositions of the assets of the Company. The Company, the Partnership and each of their subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurances that
(i) transactions are executed in accordance with management's general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles as applied in the United States and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

    (bb) Compliance with Environmental Laws. Except as (x) otherwise described in the Prospectus or (y) would not, individually or in the aggregate, result in a Material Adverse Change (i) neither the Company, the Partnership, nor any of their subsidiaries is in violation of any federal, state, local or foreign law or regulation relating to pollution or protection of human health or the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) or wildlife, including without limitation, laws and regulations relating to emissions, discharges, releases or threatened releases of chemicals, pollutants, contaminants, wastes, toxic substances, hazardous substances, petroleum and petroleum products (collectively, "Materials of Environmental Concern"), or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Materials of Environmental Concern (collectively, "Environmental Laws"), which violation includes, but is not limited to, noncompliance with any permits or other governmental authorizations required for the operation of the business of the Company, the Partnership or their subsidiaries under applicable Environmental Laws, or noncompliance with the terms and conditions thereof, nor has the Company, the Partnership or any of their subsidiaries received any written communication, whether from a governmental authority, citizens group, employee or otherwise, that alleges that the Company, the Partnership or any of their subsidiaries is in violation of any Environmental Law; (ii) there is no claim, action or cause of action filed with a court or governmental authority, no investigation with respect to which the Company or the Partnership has received written notice, and no written notice by any person or entity alleging potential liability for investigatory costs, cleanup costs, governmental responses costs, natural resources damages, property damages, personal injuries, attorneys' fees or penalties arising out of, based on or resulting from the presence, or release into the environment, of any Materials of Environmental Concern at any location owned, leased or operated by the Company, the Partnership or any of their subsidiaries, now or in the past (collectively, "Environmental Claims"), pending or, to the best of the Company's and the Partnership's knowledge, threatened against the Company, the Partnership or any of their subsidiaries or any person or entity whose liability for any Environmental Claim the Company, the Partnership or any of their subsidiaries has retained or assumed either contractually or by operation of law; and (iii) to the Company's and the Partnership's knowledge, there are no past or present actions, activities, circumstances, conditions, events or incidents, including, without limitation, the release, emission, discharge, presence or disposal of any Materials of Environmental Concern, that reasonably could result in a violation of any Environmental Law or form the basis of a potential Environmental Claim against the Company, the Partnership or any of their subsidiaries or against any person or entity whose liability for any Environmental Claim the Company, the Partnership, or any of their subsidiaries has retained or assumed either contractually or by operation of law. Except as set forth in the Prospectus, neither the Company, the Partnership nor any subsidiary has been named as a "potentially responsible party" under the Comprehensive Environmental Responses Compensation and Liability Act of 1980, as amended.

    (cc) Periodic Review of Costs of Environmental Compliance. In the ordinary course of its business, the Company and the Partnership conduct a periodic review of the effect of Environmental Laws on the business, operations and properties of the Company, the Partnership and their subsidiaries, in the course of which it identifies and evaluates associated costs and liabilities (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties). On the basis of such review and the amount of its established reserves, the Company and the Partnership have reasonably concluded that such associated costs and liabilities would not, individually or in the aggregate, result in a Material Adverse Change.

    (dd) ERISA Compliance. The Company, the Partnership and their subsidiaries and any "employee benefit plan" (as defined under the Employee Retirement Income Security Act of 1974, as amended, and the regulations and published interpretations thereunder (collectively, "ERISA")) established or maintained by the Company, the Partnership and their subsidiaries or their "ERISA Affiliates" (as defined below) are in compliance in all material respects with ERISA. "ERISA Affiliate" means, with respect to the Company, the Partnership or a subsidiary, any member of any group of organizations described in Sections 414(b), (c), (m) or (o) of the Internal Revenue Code of 1986, as amended, and the regulations and published interpretations thereunder (the "Code"), of which the Company, the Partnership or such subsidiary is a member. No "reportable event" (as defined under ERISA) has occurred or is reasonably expected to occur with respect to any "employee benefit plan" established or maintained by the Company, the Partnership, their subsidiaries or any of their ERISA Affiliates. No "employee benefit plan" established or maintained by the Company, the Partnership, their subsidiaries or any of their ERISA Affiliates, if such "employee benefit plan" were terminated, would have any "amount of unfunded benefit liabilities" (as defined under ERISA). Neither the Company, the Partnership, their subsidiaries nor any of their ERISA Affiliates has incurred or reasonably expects to incur any liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any "employee benefit plan" or (ii) Sections 412, 4971, 4975 or 4980B of the Code. Each "employee benefit plan" established or maintained by the Company, the Partnership, their subsidiaries or any of their ERISA Affiliates that is intended to be qualified under Section 401(a) of the Code is so qualified and nothing has occurred, whether by action or failure to act, which would cause the loss of such qualification.

    (ee) Brokers. Except as disclosed in the Prospectus, there is no broker, finder or other party that is entitled to receive from the Company, the Partnership or, to the knowledge of the Company or the Partnership, the Selling Shareholders, any brokerage or finder's fee or other fee or commission as a result of any transactions contemplated by this Agreement.

    (ff) No Outstanding Loans or Other Indebtedness. There are no outstanding loans, advances (except normal advances for business expenses in the ordinary course of business) or guarantees or indebtedness by the Company, the Partnership or any of their subsidiaries to or for the benefit of any of the officers or trustees of the Company or any of their family members, except as disclosed in the Prospectus.

    (gg) Compliance with Laws. The Company and the Partnership have not been advised, and have no reason to believe, that they and each of their subsidiaries are not conducting business in compliance with all applicable laws, rules and regulations of the jurisdictions in which it is conducting business, except where failure to be so in compliance would not result in a Material Adverse Change.

    (hh) Transfer Taxes. There are no transfer taxes or other similar fees or charges under federal law or the laws of any state, or any political subdivision thereof, required to be paid in connection with the execution and delivery of this Agreement or the transfer by the Company or the Selling Shareholders of the related Securities.

    (ii) Dividends and Loans. No subsidiary of the Company is currently prohibited, directly or indirectly, from paying any dividends to the Company, from making any other distribution on such subsidiary's capital stock, from repaying to the Company any loans or advances to such subsidiary from the Company or from transferring any of such subsidiary's property or assets to the Company or any other subsidiary of the Company, except as described in or contemplated by the Prospectus.

    (jj) Sarbanes-Oxley; NYSE Listing Standards. There is and has been no failure on the part of the Company and any of the Company's trustees or officers, in their capacities as such, to comply with any provision of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith (the "Sarbanes-Oxley Act"), including Section 402 of the Sarbanes-Oxley Act related to loans and Sections 302 and 906 thereof related to certifications. The Company is in compliance with the current listing standards of the New York Stock Exchange.

    (kk) Recordkeeping and Reporting. The operations of the Company, the Partnership and their subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the "Money Laundering Laws") and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company, the Partnership or any of their subsidiaries with respect to the Money Laundering Laws is pending or, to the best knowledge of the Company or the Partnership threatened.

    (ll) Treasury Department Sanctions. Neither the Company, the Partnership nor any of their subsidiaries nor, to the knowledge of the Company, the Partnership, any trustee, officer, agent, employee or affiliate of the Company or Partnership or any of their subsidiaries is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department.

    (mm) Partnership Agreement. The limited partnership agreement of the Partnership, including any amendments thereto, has been duly and validly authorized, executed and delivered by the Company and, to the best knowledge of the Company, all the partners of the Partnership and constitutes a valid and binding agreement, enforceable in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally or by general principles of equity.

    B. Representations and Warranties of the Selling Shareholders. Each Selling Shareholder severally, and not jointly, represents, warrants and covenants to each Underwriter as follows:

    (a) The Underwriting Agreement; Custody Agreement; Power of Attorney. This Agreement, that certain custody agreement (the "Custody Agreement"), dated November 4, 2004, between the Company, as custodian (the "Custodian"), and such Selling Shareholder, as applicable, and that certain power of attorney (the "Power of Attorney"), dated November 4, 2004, executed by such Selling Shareholder appointing such person indicated in the Schedule D hereto as such Selling Shareholder's attorney-in-fact (the "Attorney-in-Fact") have been duly authorized, executed and delivered by or on behalf of such Selling Shareholder and are valid and binding agreements of such Selling Shareholder, enforceable in accordance with their respective terms, except as rights to indemnification or contribution hereunder may be limited by applicable law and except as the enforcement hereof or thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles.

    (b) Title to Secondary Securities to be Sold; All Authorizations Obtained. On the First Closing Date (as defined below) and the Second Closing Date (as defined below), such Selling Shareholder will have good and marketable title to all of the Secondary Securities which may be sold by such Selling Shareholder pursuant to this Agreement on such date free and clear of all security interests, claims, liens, equities or other encumbrances and the legal right and power (other than as provided for in the Custody Agreement), and all authorizations and approvals required by law and under its organizational documents, if applicable, to enter into this Agreement, the Custody Agreement and the Power of Attorney, to sell, transfer and deliver all of the Secondary Securities which may be sold by such Selling Shareholder pursuant to this Agreement and to comply with its other obligations hereunder and thereunder.

    (c) Delivery of the Secondary Securities to be Sold. Upon payment for the Secondary Securities to be sold by such Selling Shareholder as provided herein, delivery of such Secondary Securities, as directed by the Underwriters, to Cede & Co. ("Cede") or such other nominee as may be designated by Depository Trust Company ("DTC"), registration of such Secondary Securities in the name of Cede or such other nominee and on the Company's share registry in accordance with the Company's Declaration of Trust, By-laws and applicable law and as required by
Section 8-401 of the Uniform Commercial Code as in effect in the State of New York (the "UCC") and an indication from DTC by book entry that in the case of each Underwriter, the Secondary Securities being purchased by or on behalf of such Underwriter have been credited to "securities accounts" (as defined in Section 8-501 of the UCC) of such Underwriter with DTC (assuming that neither DTC nor any such Underwriter has notice of any adverse claim (as such phrase is defined in Section 8-105 of the UCC) to such Secondary Securities), (i) DTC shall be a "protected purchaser" of such Secondary Securities within the meaning of Section 8-303 of the Uniform Commercial Code ("UCC"), and (ii) under Section 8-501 of the UCC, each Underwriter will acquire a valid "security entitlement" (as defined in Section 8-102 of the UCC) to the Secondary Securities being so purchased by or on behalf of such Underwriter, and, to the extent governed by the UCC, no action based on any "adverse claim" (as defined in Section 8-102 of the UCC) (a "UCC Adverse Claim") to such Secondary Securities (or security entitlement with respect thereto) may properly be asserted against such Underwriter with respect to such security entitlement; it being understood that for the purpose of this representation and warranty, such Selling Shareholder may assume that when such payment, delivery, registration and crediting occur,
(x) Cede or such other nominee is not a "securities intermediary" (as defined in Section 8-102 of the UCC), (y) registration of such Secondary Securities in the name of Cede or another nominee designated by DTC is effective to register such Secondary Securities in the name of DTC for purposes of Section 8-106(b)(2) of the UCC, and (z) DTC is a "clearing corporation" (as defined in Section 8-102 of the UCC).

    (d) Non-Contravention; No Further Authorizations or Approvals Required. The execution and delivery by such Selling Shareholder of, and the performance by such Selling Shareholder of its obligations under, this Agreement, the Custody Agreement or the Power of Attorney will not contravene or conflict with, result in a breach of, or constitute a Default under, or require the consent of any other party to, the organizational documents of such Selling Shareholder or any other agreement or instrument to which such Selling Shareholder is a party or by which it is bound or under which it is entitled to any right or benefit, any provision of applicable law or any judgment, order, decree or regulation applicable to such Selling Shareholder of any court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over such Selling Shareholder. No consent, approval, authorization or other order of, or registration or filing with, any court or other governmental authority or agency, is required for the consummation by such Selling Shareholder of the transactions contemplated in this Agreement, the Custody Agreement and the Power of Attorney, except such as have been obtained or made and are in full force and effect under the Securities Act, applicable state securities or blue sky laws and from the NASD.

    (e) No Registration or Other Similar Rights. Such Selling Shareholder does not have any registration or other similar rights to have any equity or debt securities registered for sale by the Company under the Registration Statement or included in the offering contemplated by this Agreement, except rights that are waived for purposes of this offering or satisfied by this offering.

    (f) No Further Consents, etc. No consent, approval or waiver is required under any instrument or agreement to which such Selling Shareholder is a party or by which it is bound or under which it is entitled to any right or benefit, in connection with the offering, sale or purchase by the Underwriters of any of the Secondary Securities which may be sold by such Selling Shareholder under this Agreement or the consummation by such Selling Shareholder of any of the other transactions contemplated hereunder or under the Custody Agreement or the Power of Attorney.

    (g) Disclosure Made by Such Selling Shareholder in the Prospectus. All information furnished by or on behalf of such Selling Shareholder in writing expressly for use in the Registration Statement and Prospectus is, and on the First Closing Date and the Second Closing Date will be, true, correct, and complete in all material respects, and does not, and on the First Closing Date and the Second Closing Date will not, contain any untrue statement of a material fact or omit to state any material fact necessary to make such information not misleading. Such Selling Shareholder confirms as accurate the number of shares of the Secondary Securities set forth opposite such Selling Shareholder's name in the Prospectus under the caption titled "Selling Shareholders" (both prior to and after giving effect to the sale of the Secondary Securities).

    (h) No Price Stabilization or Manipulation. Such Selling Shareholder has not taken and will not take, directly or indirectly, any action designed to or that might be reasonably expected to cause or result in stabilization or manipulation of the price of the Secondary Securities to facilitate the sale or resale of the Secondary Securities.

    (i) Registration Statement and Prospectus. Such Selling Shareholder is not prompted to sell the Secondary Securities by any material information concerning the Company of which such Selling Shareholder is aware and which is not set forth in the Registration Statement and the Prospectus. Any certificate signed by or on behalf of such Selling Shareholder and delivered to the Representative or to counsel for the Underwriters shall be deemed to be a representation and warranty by such Selling Shareholder to each Underwriter as to the matters covered thereby. Such Selling Shareholder acknowledges that the Underwriters and, for purposes of the opinion to be delivered pursuant to Section 5 hereof, counsel to the Company and counsel to the Underwriters, will rely upon the accuracy and truthfulness of the foregoing representations and hereby consents to such reliance.

    (j) Certificates Representing Secondary Securities. The certificates of the Common Shares in negotiable form, together, representing all of the Secondary Securities to be sold by such Selling Shareholder hereunder have been (i) made subject to a Power of Attorney, in the form heretofore furnished to you, or (ii) placed in custody under the Custody Agreement, in the form heretofore furnished to you, and under the Power of Attorney, in the form heretofore furnished to you, the Attorney-in-Fact has been granted authority to execute and deliver this Agreement on behalf of such Selling Shareholder, to determine the purchase price to be paid by the Underwriters to the Selling Shareholders as provided in
Section 2 hereof, to authorize the delivery of the Secondary Securities to be sold by such Selling Shareholder hereunder and otherwise to act on behalf of such Selling Shareholder in connection with the transactions contemplated by this Agreement, the Custody Agreement and the Power of Attorney.

    (k) Interest in Shares. The Secondary Securities represented by the certificates held in custody for such Selling Shareholder under the Custody Agreement and Power of Attorney are subject to the interests of the Underwriters hereunder; the appointment by such Selling Shareholder of the Attorney-in-Fact by the Custody Agreement and the Power of Attorney is irrevocable to the extent set forth in the Custody Agreement and the Power of Attorney; the obligations of such Selling Shareholder hereunder shall not be terminated by operation of law, whether by the death or incapacity of any individual Selling Shareholder or, in the case of an estate or trust, by the death or incapacity of any executor or trustee or the termination of such estate or trust, or in the case of a partnership, limited liability company or corporation, by the dissolution of such partnership, limited liability company or corporation, or by the occurrence of any other event; if any individual Selling Shareholder or any such executor or trustee should die or become incapacitated, or if any such estate or trust should be terminated, or if any such partnership, limited liability company or corporation should be dissolved, or if any other such event should occur, before the delivery of the certificates representing the Secondary Securities shall be delivered by or on behalf of the Selling Shareholders in accordance with the terms and conditions of this Agreement and the Custody Agreement and the Power of Attorney; and actions taken by the Attorney-in-Fact pursuant to any Custody Agreement and Power of Attorney shall be as valid as if such death, incapacity, termination, dissolution or other event had not occurred, regardless of whether or not the Custodian, the Attorney-in-Fact, or any of them, shall have received notice of such death, incapacity, termination, dissolution or other event.

            SECTION 2. PURCHASE, SALE AND DELIVERY OF THE SECURITIES

    (a) The Securities. Upon the terms herein set forth, the Company agrees to sell to the several Underwriters an aggregate of 1,890,000 Primary Securities and the Selling Shareholders agree to sell to the several Underwriters an aggregate of 1,110,000 Secondary Securities, each Selling Shareholder selling the number of Secondary Securities set forth opposite such Selling Shareholder's name on Schedule B. On the basis of the representations, warranties and agreements herein contained, and upon the terms but subject to the conditions herein set forth, the Underwriters agree, severally and not jointly, to purchase from the Company and the Selling Shareholders the respective number of Firm Securities set forth opposite their names on Schedule B. The purchase price per Common Share to be paid by the several Underwriters to the Company and the Selling Shareholders shall be $15.08 per share.

    (b) The First Closing Date. Delivery of certificates for the Securities to be purchased by the Underwriters and payment therefor shall be made at the offices of the Representative, 388 Greenwich Street, New York, New York 10013 (or such other place as may be agreed to by the Company and the Representative) at 9:00 a.m. New York time, on November 10, 2004, or such other time and date not later than 12:30 p.m. New York time, on December 3, 2004, as the Representative shall designate by written notice to the Company (the time and date of such closing are called the "First Closing Date"). The Company and the Selling Shareholders hereby acknowledge that circumstances under which the Representative may provide notice to postpone the First Closing Date as originally scheduled include, but are in no way limited to, any determination by the Company, the Selling Shareholders or the Representative to recirculate to the public copies of an amended or supplemented Prospectus or a delay as contemplated by the provisions of Section 9 hereof.

    (c) The Optional Securities; the Second Closing Date. In addition, on the basis of the representations, warranties and agreements herein contained, and upon the terms but subject to the conditions herein set forth, the Company and Yale hereby grant an option to the several Underwriters to purchase, severally and not jointly, up to an aggregate of 450,000 Optional Securities from the Company at the purchase price per share to be paid by the Underwriters for the Firm Securities. The option granted hereunder is for use by the Underwriters solely in covering any over-allotments in connection with the sale and distribution of the Firm Securities. The option granted hereunder may be exercised at any time, from time to time, upon written notice by the Representative to the Company and Yale, which notices may be given at any time within 30 days from the date of this Agreement. Such notice shall set forth (i) the aggregate number of Optional Securities as to which the Underwriters are exercising the option, (ii) the names and denominations in which the certificates for the Optional Securities are to be registered and (iii) the time, date and place at which such certificates will be delivered (which time and date may be simultaneous with, but not earlier than, the First Closing Date; and in such case the term "First Closing Date" shall refer to the time and date of delivery of certificates for the Firm Securities and the Optional Securities). Such time and date of delivery, if subsequent to the First Closing Date, is called the "Second Closing Date" and shall be determined by the Representative and shall not be earlier than three (3) nor later than five (5) full Business Days (any day, other than a Saturday, Sunday or legal holiday in the State of New York, on which banks are open for business in New York City) after delivery of such notice of exercise. If any Optional Securities are to be purchased, (a) each Underwriter agrees, severally and not jointly, to purchase the number of Optional Securities (subject to such adjustments to eliminate fractional shares as the Representative may determine) that bears the same proportion to the total number of Optional Securities to be purchased as the number of Firm Securities set forth on Schedule A opposite the name of such Underwriter bears to the total number of Firm Securities and (b) each Selling Shareholder, as applicable, agrees, severally and not jointly, to sell the number of Optional Securities (subject to such adjustments to eliminate fractional shares as the Representative may determine) that bears the same proportion to the total number of Optional Securities to be sold as the number of Optional Securities set forth in Schedule B opposite the name of such Selling Stockholder bears to the total number of Optional Securities. The Representative may cancel the option at any time prior to its expiration by giving written notice of such cancellation to the Company and Yale.

    (d) Public Offering of the Securities. The Representative hereby advises the Company and the Selling Shareholders that the Underwriters intend to offer for sale to the public, as described in the Prospectus, their respective portions of the Securities as soon after this Agreement has been executed as the Representative, in their sole judgment, has determined is advisable and practicable.

    (e) Payment for the Securities. Payment for the Securities to be sold by the Company and the Selling Shareholders shall be made at the First Closing Date (and, if the Underwriters exercise their option to purchase Optional Securities, at the Second Closing Date) by wire transfer of immediately available funds to the Company, acting on its own behalf and as custodian for each of the Selling Shareholders under the respective Custody Agreements, according to instructions previously provided by the Company to the Representative.

         It is understood that the Representative has been authorized, for its own account and the accounts of the several Underwriters, to accept delivery of and receipt for, and make payment of the purchase price for, the Firm Securities and any Optional Securities the Underwriters have agreed to purchase. The Representative, individually and not as the Representative of the Underwriters, may (but shall not be obligated to) make payment for any Securities to be purchased by any Underwriter whose funds shall not have been received by the Representative by the First Closing Date or the Second Closing Date, as the case may be, for the account of such Underwriter, but any such payment shall not relieve such Underwriter from any of its obligations under this Agreement.

         The Company and each Selling Shareholder hereby agree that each will pay all stock transfer taxes, stamp duties and other similar taxes, if any, payable upon the sale or delivery of the Securities to be sold by the respective party to the several Underwriters, or otherwise in connection with the performance of the respective party's obligations hereunder.

    (f) Delivery of the Securities. On the First Closing Date, the Company and the Selling Shareholders shall deliver, or cause to be delivered, a credit representing the Primary Securities and the Secondary Securities, respectively, to an account or accounts at The Depository Trust Company as designated by the Representative for the accounts of the several Underwriters, against the irrevocable release of a wire transfer of immediately available funds for the amount of the purchase price therefor. On the Second Closing Date, the Company shall deliver, or cause to be delivered, a credit representing the Optional Securities to an account or accounts at The Depository Trust Company as designated by the Representative for the accounts of the several Underwriters, against the irrevocable release of a wire transfer of immediately available funds for the amount of the purchase price therefor. Time shall be of the essence, and delivery on the date and at the place specified in this Agreement is a further condition to the obligations of the Underwriters.

    (g) Delivery of Prospectus to the Underwriters. Not later than 12:00 p.m. on the second business day following the date the Firm Securities are first released by the Underwriters for sale to the public, the Company shall deliver or cause to be delivered, copies of the Prospectus in such quantities and at such places as the Representative shall reasonably request.

                        SECTION 3. ADDITIONAL COVENANTS

         A. Covenants of the Company. The Company further covenants and agrees with each Underwriter as follows:

    (a) Representative's Review of Proposed Amendments and Supplements. During such period beginning on the date hereof and ending on the later of the First Closing Date or such date, as in the reasonable and good faith opinion of counsel for the Underwriters, the Prospectus is no longer required by the Securities Act to be delivered in connection with sales by an Underwriter or dealer (the "Prospectus Delivery Period"), prior to amending or supplementing the Registration Statement (including any Rule 462(b) Registration Statement) or the Prospectus (including any amendment or supplement through incorporation by reference of any report filed under the Exchange Act), the Company shall furnish to the Representative for review a copy of each such proposed amendment or supplement, and the Company shall not file any such proposed amendment or supplement to which the Representative reasonably objects in writing.

    (b) Securities Act Compliance. During the Prospectus Delivery Period, the Company shall promptly advise the Representative in writing (i) of the receipt of any comments of, or requests for additional or supplemental information from, the Commission, (ii) of the time and date of any filing of any post-effective amendment to the Registration Statement or any amendment or supplement to any preliminary prospectus or the Prospectus, (iii) of the time and date that any post-effective amendment to the Registration Statement becomes effective and
(iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto or of any order preventing or suspending the use of any preliminary prospectus or the Prospectus, or of any proceedings to remove, suspend or terminate from listing or quotation the Common Shares from any securities exchange upon which it is listed for trading or included or designated for quotation, or of the threatening or initiation of any proceedings for any of such purposes. If the Commission shall enter any such stop order at any time, the Company will use commercially reasonable efforts to obtain the lifting of such order at the earliest possible moment. Additionally, the Company agrees that it shall comply with the provisions of Rules 424(b), 430A and 434, as applicable, under the Securities Act and will use its reasonable efforts to confirm that any filings made by the Company under such Rule 424(b) were received in a timely manner by the Commission.

    (c) Amendments and Supplements to the Prospectus and Other Securities Act Matters. If, during the Prospectus Delivery Period, any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances when the Prospectus is delivered to a purchaser, not misleading, or if in the opinion of the Representative or counsel for the Underwriters it is otherwise necessary to amend or supplement the Prospectus to comply with law, the Company agrees to promptly prepare (subject to Section 3(A)(a) hereof), file with the Commission and furnish at its own expense to the Underwriters, amendments or supplements to the Prospectus so that the statements in the Prospectus as so amended or supplemented will not, in the light of the circumstances when the Prospectus is delivered to a purchaser, be misleading or so that the Prospectus, as amended or supplemented, will comply with law.

    (d) Copies of any Amendments and Supplements to the Prospectus. The Company agrees to furnish the Representative, without charge, during the Prospectus Delivery Period, as many copies of the Prospectus and any amendments and supplements thereto (including any documents incorporated or deemed incorporated by reference therein) as the Representative may reasonably request.

    (e) Blue Sky Compliance. The Company shall cooperate with the Representative and counsel for the Underwriters to qualify or register the Securities for sale under (or obtain exemptions from the application of) the state securities or blue sky laws of those jurisdictions designated by the Representative, shall comply with such laws and shall continue such qualifications, registrations and exemptions in effect so long as required for the distribution of the Securities. The Company shall not be required to qualify as a foreign corporation or to take any action that would subject it to general service of process in any such jurisdiction where it is not presently qualified or where it would be subject to taxation as a foreign corporation. The Company will advise the Representative promptly of the suspension of the qualification or registration of (or any such exemption relating to) the Securities for offering, sale or trading in any jurisdiction or any initiation or threat of any proceeding for any such purpose, and in the event of the issuance of any order suspending such qualification, registration or exemption, the Company shall use commercially reasonable efforts to obtain the withdrawal thereof at the earliest possible moment.

    (f) [Intentionally Omitted].

    (g) Transfer Agent. The Company shall maintain, at its expense, a registrar and transfer agent for the Common Shares.

    (h) Earnings Statement. As soon as practicable, the Company will make generally available to its security holders and to the Representative an earnings statement or statements of the Company and its subsidiaries which will satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 under the Securities Act.

    (i) Periodic Reporting Obligations. During the Prospectus Delivery Period, the Company shall file, on a timely basis, with the Commission and the New York Stock Exchange all reports and documents required to be filed under the Exchange Act.

    (j) Company to Provide Interim Financial Statements. Prior to the Closing Date, the Company will furnish the Underwriters, as soon as they have been prepared by or are available to the Company, a copy of any unaudited interim financial statements of the Company for any period subsequent to the period covered by the most recent financial statements appearing in the Registration Statement and the Prospectus.

    (k) Agreement Not to Offer or Sell Additional Securities. During the period commencing on the date hereof and ending on the 60th day following the date of the Prospectus, neither the Company nor the Partnership will, without the prior written consent of the Representative (which consent may be withheld at the sole discretion of the Representative), directly or indirectly, sell, offer, contract or grant any option to sell, pledge, transfer or establish an open "put equivalent position" within the meaning of Rule 16a-1(h) under the Exchange Act, or otherwise dispose of or transfer, or announce the offering of, or file any registration statement under the Securities Act in respect of, any Common Shares or OP Units, options or warrants to acquire Common Shares or OP Units or other securities exchangeable or exercisable for or convertible into Common Shares (other than as contemplated by this Agreement with respect to the Securities); provided, however, that the Company or the Partnership may issue Common Shares or OP Units or options to purchase Common Shares or OP Units, or the Common Shares or OP Units upon exercise of options, (A) pursuant to any stock option, stock bonus or other stock plan or arrangement described in the Prospectus or
(B) in connection with any acquisitions, joint ventures or similar arrangements entered into in the normal course of the Company's or the Partnership's operations, so long as the recipients of any such securities agree not to sell or transfer such securities in a public market transaction during the lock-up period.

    (l) Future Reports to the Representative. To the extent unavailable on an open-access public filing retrieval system, during the period of two (2) years hereafter the Company will furnish to the Representative at 388 Greenwich Street, New York, NY 10013: (i) as soon as practicable after the end of each fiscal year, copies of the Annual Report of the Company containing the balance sheet of the Company as of the close of such fiscal year and statements of income, stockholders' equity and cash flows for the year then ended and the opinion thereon of the Company's independent public or certified public accountants; (ii) as soon as practicable after the filing thereof, copies of each proxy statement, Annual Report on Form 10-K, Quarterly Report on Form 10-Q, Current Report on Form 8-K or other report filed by the Company with the Commission, the NASD or any securities exchange; and (iii) as soon as available, copies of any report or communication of the Company mailed generally to holders of its capital stock.

    (m) No Manipulation of Price. The Company will not take, directly or indirectly, any action designed to cause or result in, or that has constituted or might reasonably be expected to constitute, the stabilization or manipulation of the price of any securities of the Company.

         The Representative, on behalf of the several Underwriters, may, in its sole discretion, waive in writing the performance by the Company of any one or more of the foregoing covenants or extend the time for their performance.

    B. Covenants of the Selling Shareholders. Each Selling Shareholder, individually and not jointly, further covenants and agrees with each
    Underwriter:

    (a) Agreement Not to Offer or Sell Additional Securities. Such Selling Shareholder will not, without the prior written consent of the Representative (which consent may be withheld in its sole discretion), directly or indirectly, sell, offer, contract or grant any option to sell (including, without limitation, any short sale), pledge, transfer, establish an open "put equivalent position" within the meaning of Rule 16a-1(h) under the Exchange Act, or otherwise dispose of any Common Shares, options or warrants to acquire Common Shares, or securities exchangeable or exercisable for or convertible into Common Shares currently or hereafter owned either of record or beneficially (as defined in Rule 13d-3 under the Exchange Act) by the undersigned, or publicly announce the undersigned's intention to do any of the foregoing, for a period commencing on the date hereof and continuing through the close of trading on the date 90 days after the date of the Prospectus; provided, however, that nothing herein shall prohibit (i) transfers to an Affiliate (as defined in Rule 405 of the Securities Act) of such Selling Shareholder that agrees in writing to be bound by the foregoing restrictions or (ii) the exercise by Bernstein of outstanding stock options held by Bernstein, provided the Securities received by Bernstein upon any such exercise shall be subject to this Section. Any such transfer shall not release such Selling Shareholder of its obligations under this Agreement.

    (b) Delivery of Form W-9. To deliver to the Representative prior to the First Closing Date a properly completed and executed United States Treasury Department Form W-9.

    C. Waiver. The Representative, on behalf of the several Underwriters, may, in its sole discretion, waive in writing the performance by the Company or any Selling Shareholder of any one or more of the foregoing covenants or extend the time for their performance.

                         SECTION 4. PAYMENT OF EXPENSES

         The Company and the Selling Shareholders, on a pro rata basis, agree to pay all costs, fees and expenses incurred in connection with the performance of their obligations hereunder and in connection with the transactions contemplated hereby, including, without limitation, (i) all expenses incident to the issuance, delivery and listing of the Securities (including all printing and engraving costs) as contemplated hereunder, (ii) all fees and expenses of the registrar and transfer agent of the Common Shares, (iii) all necessary issue, transfer and other stamp taxes in connection with the issuance and sale by the Company of the Securities to the Underwriters, (iv) all fees and expenses of the Company's counsel, independent registered public accountants and other advisors,
(v) all costs and expenses incurred in connection with the preparation, printing, filing, shipping and distribution of the Registration Statement (including financial statements, exhibits, schedules, consents and certificates of experts), each preliminary prospectus and the Prospectus, and all amendments and supplements thereto, and this Agreement, (vi) all filing fees, attorneys' fees and expenses incurred by the Company or the Underwriters in connection with qualifying or registering (or obtaining exemptions from the qualification or registration of) all or any part of the Securities for offer and sale under the state securities or blue sky laws, and, if requested by the Representative, preparing and printing a "Blue Sky Survey" or memorandum, and any supplements thereto, advising the Underwriters of such qualifications, registrations and exemptions, (vii) the filing fees incident to, and the reasonable fees and expenses of counsel for the Underwriters in connection with, the NASD's review and approval of the Underwriters' participation in the offering and distribution of the Securities, and (viii) all other fees, costs and expenses referred to in Item 14 of Part II of the Registration Statement, to the extent not already paid. Each Selling Shareholder agrees to pay all fees and expenses of its counsel incurred in connection with the performance of such Selling Shareholder's obligations hereunder and in connection with the transactions contemplated hereby. Except as provided in this Section 4, Section 6, Section 8 and Section 10 hereof, the Underwriters shall pay their own expenses, including the fees and disbursements of their counsel.

         Each Selling Shareholder further agrees with each Underwriter to pay (directly or by reimbursement) all taxes incident to the sale and delivery of the Secondary Securities to be sold to the Underwriters hereunder.

         This Section 4 shall not affect or modify any separate, valid agreement relating to the allocation of payment of expenses between the Company, on the one hand, and the Selling Shareholder, on the other hand.

          SECTION 5. CONDITIONS OF THE OBLIGATIONS OF THE UNDERWRITERS

         The obligations of the several Underwriters to purchase and pay for the Securities as provided herein on the First Closing Date and, with respect to the Optional Securities, the Second Closing Date, shall be subject to the accuracy of the representations and warranties on the part of the Company, the Partnership and the Selling Shareholders set forth herein, respectively, as of the date hereof and as of the First Closing Date as though then made and, with respect to the Optional Securities, as of the Second Closing Date as though then made, to the performance by the Company and the Selling Shareholders of their respective covenants and other obligations hereunder, and to each of the following additional conditions:

    (a) Accountants' Comfort Letter. On the date hereof, the Representative shall have received from Ernst & Young LLP, independent registered public accountants for the Company, a letter dated the date hereof addressed to the Underwriters, in form and substance reasonably satisfactory to the Representative, containing statements and information of the type ordinarily included in accountant's "comfort letters" to underwriters, delivered according to Statement of Auditing Standards No. 72 (or any successor bulletin), with respect to the audited and unaudited financial statements, if any, and certain financial information contained in the Registration Statement and the Prospectus.

    (b) Compliance with Registration Requirements; No Stop Order; No Objection from NASD. For the period from and after effectiveness of this Agreement and prior to the First Closing Date and, with respect to the Optional Securities, the Second Closing Date:

             (i) the Company shall have filed the Prospectus with the Commission (including the information required by Rule 430A under the Securities Act) in the manner and within the time period required by Rule 424(b) under the Securities Act; or the Company shall have filed a post-effective amendment to the Registration Statement containing the information required by such Rule 430A, and such post-effective amendment shall have become effective;

             (ii) no stop order suspending the effectiveness of the Registration Statement, any Rule 462(b) Registration Statement, or any post-effective amendment to the Registration Statement, shall be in effect and no proceedings for such purpose shall have been instituted or, to the Company's knowledge, threatened by the Commission; and

             (iii) the NASD shall have raised no objection to the fairness and reasonableness of the underwriting terms and arrangements.

    (c) No Material Adverse Change. For the period from and after the date of this Agreement and to the First Closing Date and, with respect to the Optional Securities, the Second Closing Date, in the judgment of the Representative there shall not have occurred any Material Adverse Change.

    (d) Opinions of Counsel for the Company and Partnership. On each of the First Closing Date and the Second Closing Date, if any, the Representative shall have received (i) the favorable opinion of Paul, Hastings, Janofsky & Walker LLP, counsel for the Company, dated as of such First Closing Date, and the Second Closing Date, if any, substantially in the form attached as Exhibit A-1 and (ii) the favorable opinion of Berliner, Corcoran & Rowe L.L.P., Maryland counsel to the Company, dated as of such First Closing Date and the Second Closing Date, if any, substantially in the form attached as Exhibit A-2, and which shall expressly state that the counsel for the Representative may rely on such opinion as to matters of Maryland law.

    (e) Opinion of Counsel for the Underwriters. On each of the First Closing Date and the Second Closing Date, if any, the Representative shall have received the favorable opinion of Hunton & Williams LLP, counsel for the Underwriters, dated as of such First Closing Date and Second Closing Date, if any, with respect to the matters customarily addressed in such transactions.

    (f) Officers' Certificate. On each of the First Closing Date and the Second Closing Date, if any, the Representative shall have received a written certificate executed by the Chief Executive Officer of the Company and the Chief Financial Officer or Chief Accounting Officer of the Company, dated as of such Closing Date, confirming that they have reviewed the Registration Statement and Prospectus and to the effect set forth in subsections (b)(ii) of this Section 5 and further to the effect that:

             (i) for the period from and after the date of this Agreement and prior to such Closing Date, there has not occurred any Material Adverse Change;

             (ii) the representations, warranties and covenants of the Company set forth in Section 1 of this Agreement are true and correct with the same force and effect as though expressly made on and as of such Closing Date;

             (iii)the Company has complied with all the agreements hereunder and satisfied all the conditions on its part to be performed or satisfied hereunder at or prior to such Closing Date; and

             (iv) such other matters as may be reasonably requested.

    (g) Bring-Down Comfort Letter. On each of the First Closing Date and the Second Closing Date, if any, the Representative shall have received from Ernst & Young LLP, independent registered public accountants for the Company, a letter dated such date, in form and substance satisfactory to the Representative, to the effect that they reaffirm the statements made in the letter furnished by them pursuant to subsection (a) of this Section 5, except that the specified date referred to therein for the carrying out of procedures shall be no more than three business days prior to the First Closing Date or Second Closing Date, as the case may be.

    (h) Opinion of Counsel for the Selling Shareholders. On each of the First Closing Date and the Second Closing Date, if any, the Representative shall have received the favorable opinion of each of Debevoise & Plimpton LLP and Paul, Hastings, Janofsky & Walker LLP, each being a counsel for one or more Selling Shareholders, dated as of such First or Second Closing Date, substantially in the form attached as Exhibit B.

    (i) Selling Shareholders' Certificate. On each of the First Closing Date and the Second Closing Date, if any, the Representative shall receive a written certificate executed by each Selling Shareholder, dated as of such First or Second Closing Date, to the effect that:

             (i) the representations, warranties and covenants of such Selling Shareholder set forth in this Agreement are true and correct with the same force and effect as though expressly made by such Selling Shareholder as of such Closing Date;

             (ii) such Selling Shareholder has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such First or Second Closing Date; and

             (iii) such other matters as may be reasonably requested.

    (j) Selling Shareholders' Documents. On the date hereof, the Company and the Selling Shareholders shall have furnished for review by the Representative such information, certificates and documents as the Representative may reasonably request.

    (k) Lock-Up Agreement from Certain Security Holders of the Company. On or prior to the date hereof, the Company shall have furnished to the Representative an agreement in the form of Exhibit C hereto from each trustee and executive officer of the Company, and such agreement shall be in full force and effect on each of the First Closing Date and the Second Closing Date, if any.

    (l) Listing on the NYSE. On the Closing Date, the Securities shall have been approved for listing on the New York Stock Exchange, subject only to official notice of issuance.

    (m) Additional Documents. On or before each of the First Closing Date and the Second Closing Date, if any, the Representative and counsel for the Underwriters shall have received such information, documents and opinions as they may reasonably require for the purposes of enabling them to pass upon the issuance and sale of the Securities as contemplated herein, or in order to evidence the accuracy of any of the representations and warranties, or the satisfaction of any of the conditions or agreements, herein contained.

         If any condition specified in this Section 5 is not satisfied when and as required to be satisfied, this Agreement may be terminated by the Representative by notice to the Company and the Selling Shareholders at any time on or prior to the First Closing Date and, with respect to the Optional Securities, at any time prior to the Second Closing Date, which termination shall be without liability on the part of any party to any other party, except that Section 4, Section 6, Section 7 and Section 8 shall at all times be effective and shall survive such termination.

               SECTION 6. REIMBURSEMENT OF UNDERWRITERS' EXPENSES

    (a) Reimbursement by the Company. If this Agreement is terminated by the Representative pursuant to Sections 5 (other than solely as a result of failure to satisfy the conditions set forth in Section 5(h), -(i) or -(j)) or 11(i) hereof or if the sale to the Underwriters of the Securities on the First Closing Date is not consummated because of any refusal, inability or failure on the part of the Company to perform any agreement herein or to comply with any provision hereof, the Company agrees to reimburse the Representative and the other Underwriters (or such underwriters as have terminated this Agreement with respect to themselves), severally, upon demand for all out-of-pocket expenses that shall have been reasonably incurred by the Representative and the Underwriters in connection with the proposed purchase and the offering and sale of the Securities, including, but not limited to, fees and disbursements of counsel, printing expenses, travel expenses, postage, facsimile and telephone charges.

    (b) Reimbursement by the Selling Shareholders. If this Agreement is terminated by the Representative solely as a result of the failure of one or more Selling Shareholders to satisfy the conditions set forth in Section 5(h), -(i) or -(j), or if the sale to the Underwriters of the Securities on the First Closing Date is not consummated solely because of any refusal, inability or failure on the part of such Selling Shareholder to perform any agreement herein or to comply with any provision hereof, each such Selling Shareholder, severally, and not jointly, agrees to reimburse the Representative and the other Underwriters (or such underwriters as have terminated this Agreement with respect to themselves), upon demand for such Selling Shareholder's pro-rata share of all out-of-pocket expenses that shall have been reasonably incurred by the Representative and the Underwriters in connection with the proposed purchase and the offering and sale of the Securities, including, but not limited to, fees and disbursements of counsel, printing expenses, travel expenses, postage, facsimile and telephone charges.

                           SECTION 7. INDEMNIFICATION

    (a) Indemnification of the Underwriters by the Company and the Partnership. The Company and the Partnership, jointly and severally, agree (i) to indemnify and hold harmless each Underwriter, its officers and employees, and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act against any loss, claim, damage, liability or expense, as incurred, to which such Underwriter or such controlling person may become subject, under the Securities Act, the Exchange Act or other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of the Company or the Partnership), insofar as such loss, claim, damage, liability or expense (or actions in respect thereof as contemplated below) arises out of or is based (A) upon any untrue statement or alleged untrue statement of a material fact contained in the Registration

Statement, or any amendment thereto, including any information deemed to be a part thereof pursuant to Rule 430A or Rule 434 under the Securities Act, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading; or (B) upon any untrue statement or alleged untrue statement of a material fact contained in the Prospectus (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and (ii) to reimburse each Underwriter and each such indemnified person for any and all expenses (including the reasonable fees and disbursements of counsel chosen by the Representative) as such expenses are reasonably incurred by such Underwriter or such indemnified person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action; provided, however, that the foregoing indemnity agreement shall not apply to any loss, claim, damage, liability or expense to the extent, but only to the extent, arising out of or based upon any untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with written information furnished to the Company by the Representative (or its counsel) expressly for use in the Registration Statement, any preliminary prospectus or the Prospectus (or any amendment or supplement thereto). The indemnity agreement set forth in this Section 7(a) shall be in addition to any liabilities that the Company or Partnership may otherwise have.

    (b) Indemnification of the Underwriters by the Selling Shareholders. Each of the Selling Shareholders severally, and not jointly, agrees (i) to indemnify and hold harmless each Underwriter, its officers and employees, and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act against any loss, claim, damage, liability or expense, as incurred, to which such Underwriter or such controlling person may become subject, under the Securities Act, the Exchange Act or other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of such Selling Shareholder), insofar as such loss, claim, damage, liability or expense (or actions in respect thereof as contemplated below) arises out of or is based (A) upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, or any amendment thereto, including any information deemed to be a part thereof pursuant to Rule 430A or Rule 434 under the Securities Act, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading; or (B) upon any untrue statement or alleged untrue statement of a material fact contained in the Prospectus (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading; and (ii) to reimburse each Underwriter and each such indemnified person for any and all expenses (including the reasonable fees and disbursements of counsel chosen by the Representative) as such expenses are reasonably incurred by such Underwriter or such indemnified person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action; provided, however, that each Selling Shareholder shall only be subject to such liability with respect to subsections (A) and (B) above to the extent that the untrue or alleged untrue statement or the omission or alleged omission arises in reliance upon and in conformity with written information relating to such Selling Shareholder furnished by such Selling Shareholder expressly for use in such documents; and provided, further, that the foregoing indemnity agreement shall not apply to any loss, claim, damage, liability or expense to the extent, but only to the extent, arising out of or based upon any untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with written information furnished to the Company by the Representative (or its counsel) expressly for use in the Registration Statement, any preliminary prospectus or the Prospectus (or any amendment or supplement thereto). Notwithstanding any of the foregoing to the contrary, (1) each Underwriter agrees that the sole remedy of the Underwriter from and after the First Closing Date (or the Second Closing, if any, with respect to the Optional Securities) shall be pursuant to this
Section 7(b) and Section 8, if applicable, (2) the maximum liability of each Selling Shareholder under this Section 7(b) shall be limited to an amount equal to the gross proceeds, net of underwriting commissions and discounts but before expenses, to such Selling Shareholder from the sale of its Secondary Securities hereunder and (3) the Company and each of the Underwriters agree that any Claims of the Underwriters against the Selling Shareholders for breach of contract, indemnification, reimbursement or advancement of expenses or otherwise pursuant to subsections (A) or (B) of this Section 7(b) or subsection (C) of this Section 7(b) (but only if, and to the extent that, any Claim brought under subsection
(C) relates solely to the breach of the representation and warranty made by the Selling Shareholders in Section 1(B)(a) of this Agreement) shall first be sought by such Underwriters to be satisfied in full by the Company and shall be satisfied by the Selling Shareholders only to the extent the Company shall not have paid such claim in full or otherwise satisfied the indemnification obligations hereunder.

    (c) Indemnification of the Company, its Trustees and Officers, the Partnership and the Selling Shareholders. Each Underwriter agrees severally, and not jointly, to indemnify and hold harmless the Company, each of its trustees and officers, the Selling Shareholders, the Partnership and each person, if any, who controls any Selling Shareholder, the Company or the Partnership within the meaning of Section 15 of the Securities Act Section 20(a) of Exchange Act, against any loss, claim, damage, liability or expense, as incurred, to which the Company, the Partnership or any such trustee, officer, Selling Shareholder or controlling person may become subject, under the Securities Act, the Exchange Act, or other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of such Underwriter, which consent shall not be unreasonably withheld), insofar as such loss, claim, damage, liability or expense (or actions in respect thereof as contemplated below) arises out of or is based upon any untrue or alleged untrue statement of a material fact contained in the Registration Statement, any preliminary prospectus or the Prospectus (or any amendment or supplement thereto), or arises out of or is based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, any preliminary prospectus, or the Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Company (or its counsel) by the Representative (or its counsel) expressly for use therein; and to reimburse the Company, the Partnership or any such trustee, officer, Selling Shareholder, or controlling person for any legal and other expense reasonably incurred by the Company, the Partnership or any such trustee, officer, Selling Shareholder, or controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action. The Company and each of the Selling Shareholders hereby acknowledge that the only information that the Underwriters have furnished to the Company and the Selling Shareholders expressly for use in the Registration Statement, any preliminary prospectus or the Prospectus (or any amendment or supplement thereto) are the statements set forth in the last paragraph of the cover page regarding delivery of the Securities and, in the section entitled "Underwriting" in the Prospectus; (i) the sentence related to commission equivalents received from investors and (ii) the paragraphs related to stabilization and syndicate covering transactions; and the Underwriters confirm that such statements are correct. The indemnity agreement set forth in this Section 7(c) shall be in addition to any liabilities that each Underwriter may otherwise have.

    (d) Notifications and Other Indemnification Procedures. Promptly after receipt by an indemnified party under this Section 7 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under this Section 7, notify the indemnifying party in writing of the commencement thereof, but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party for contribution or otherwise than under the indemnity agreement contained in this Section 7 to the extent it is not prejudiced as a proximate result of such failure. In case any such action is brought against any indemnified party and such indemnified party seeks or intends to seek indemnity from an indemnifying party, the indemnifying party will be entitled to participate in, and, to the extent that it shall elect, jointly with all other indemnifying parties similarly notified, by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party; provided, however, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that a conflict may arise between the positions of the indemnifying party and the indemnified party in conducting the defense of any such action or that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assume such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of such indemnifying party's election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this Section 7 for any legal or other expenses subsequently and reasonably incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed separate counsel in accordance with the proviso to the next preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel (together with local counsel), approved by the indemnifying party (the Representative in the case of
Section 7(c) and Section 8), representing the indemnified parties who are parties to such action) or (ii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action, in each of which cases the reasonable fees and expenses of counsel shall be at the expense of the indemnifying party.

    (e) Settlements. The indemnifying party under this Section 7 shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party against any loss, claim, damage, liability or expense by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by Section 7(d) hereof, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have responded to the aforesaid request or reimbursed the indemnified party in accordance with such request prior to the date of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party (which shall not be unreasonably withheld), effect any settlement, compromise or consent to the entry of judgment in any pending or threatened action, suit or proceeding in respect of which any indemnified party is or could have been a party and indemnity was or could have been sought hereunder by such indemnified party, unless such settlement, compromise or consent includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such action, suit or proceeding.

                            SECTION 8. CONTRIBUTION

         If the indemnification provided for in Section 7 is for any reason held to be unavailable to or otherwise insufficient to hold harmless an indemnified party in respect of any losses, claims, damages, liabilities or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount paid or payable by such indemnified party, as incurred, as a result of any losses, claims, damages, liabilities or expenses referred to therein (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Shareholders, on the one hand, and the Underwriters, on the other hand, from the offering of the Securities pursuant to this Agreement or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Selling Shareholders, on the one hand, and the Underwriters, on the other hand, in connection with the statements or omissions or inaccuracies in the representations and warranties herein which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Shareholders, on the one hand, and the Underwriters, on the other hand, in connection with the offering of the Securities pursuant to this Agreement shall be deemed to be in the same respective proportions as the total net proceeds from the offering of the Securities pursuant to this Agreement (before deducting expenses) received by the Company and the Selling Shareholders, and the total underwriting discount received by the Underwriters, in each case as set forth on the front cover page of the Prospectus (or, if Rule 434 under the Securities Act is used, the corresponding location on the Term Sheet) bear to the aggregate public offering price of the Securities as set forth on such cover. The relative fault of the Company and the Selling Shareholders, on the one hand, and the Underwriters, on the other hand, shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact or any such inaccurate or alleged inaccurate representation or warranty relates to information supplied by the Company or the Selling Shareholders, on the one hand, or the Underwriters, on the other hand, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

         The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in Section 7(c), any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim. The provisions set forth in
Section 7(c) with respect to notice of commencement of any action shall apply if a claim for contribution is to be made under this Section 8; provided, however, that no additional notice shall be required with respect to any action for which notice has been given under Section 7(c) for purposes of indemnification.

         The Company, the Selling Shareholders and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 8 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in this Section 8.

         Notwithstanding the provisions of this Section 8, no Underwriter shall be required to contribute any amount in excess of the underwriting commissions received by such Underwriter in connection with the Securities underwritten by it and distributed to the public. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute pursuant to this Section 8 are several, and not joint, in proportion to their respective underwriting commitments as set forth opposite their names in Schedule A. The obligations of the Selling Shareholders to contribute pursuant to this Section 8 are several, and not joint, and in proportion to the gross proceeds, net of underwriting commissions and discounts, to be received by the respective Selling Shareholders in respect of the Firm Securities to be sold as set forth opposite each Selling Shareholder's name in Schedule A. For purposes of this Section 8, each officer and employee of an Underwriter and each person, if any, who controls an Underwriter within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act shall have the same rights to contribution as such Underwriter, and each trustee and officer of the Company, and each person, if any, who controls the Company with the meaning of
Section 15 of the Securities Act or Section 20(a) of the Exchange Act shall have the same rights to contribution as the Company. Notwithstanding the foregoing, no Selling Shareholder shall be obligated to make contributions hereunder which in the aggregate exceed the amount for which such Selling Shareholder would have been liable pursuant to Section 7(b) of this Agreement.

         Notwithstanding the provisions of this Section 8, the liability of each Selling Shareholder under this Section 8 shall be limited to an amount equal to the gross proceeds, net of underwriting commissions and discounts but before expenses, to such Selling Shareholder from the sale of their Securities hereunder.

         SECTION 9. DEFAULT OF ONE OR MORE OF THE SEVERAL UNDERWRITERS

         If, on the First Closing Date or the Second Closing Date, as the case may be, any one or more of the several Underwriters shall fail or refuse to purchase Securities that it or they have agreed to purchase hereunder on such date, and the aggregate number of Securities which such defaulting Underwriter or Underwriters agreed by failed or refused to purchase does not exceed

10% of the aggregate number of the Securities to be purchased on such date, the other Underwriters shall be obligated, severally, in the proportions that the number of Securities set forth opposite their respective names on Schedule A bears to the aggregate number of Securities set forth opposite the names of all such non-defaulting Underwriters, or in such other proportions as may be specified by the Representative with the consent of the non-defaulting Underwriters, to purchase the Securities which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase on such date. If, on the First Closing Date or the Second Closing Date, as the case may be, any one or more of the Underwriters shall fail or refuse to purchase Securities and the aggregate number of Securities with respect to which such default occurs exceeds 10% of the aggregate number of Securities to be purchased on such date, and arrangements satisfactory to the Representative and the Company for the purchase of such Securities are not made within 72 hours after such default, this Agreement shall terminate without liability of any party (other than the defaulting Underwriter who shall remain liable for any damages incurred by the Company, the Selling Shareholder or other Underwriter that are occasioned by its breach or default hereunder) to any other party except that the provisions of
Section 4, Section 6, Section 7 and Section 8 shall at all times be effective and shall survive such termination. In any such case, either the Representative or the Company shall have the right to postpone the First Closing Date or the Second Closing Date, as the case may be, but in no event for longer than seven days in order that the required changes, if any, to the Registration Statement and the Prospectus or any other documents or arrangements may be effected.

         As used in this Agreement, the term "Underwriter" shall be deemed to include any person substituted for a defaulting Underwriter under this Section
9. Any action taken under this Section 9 shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

         SECTION 10. FAILURE OF THE SELLING SHAREHOLDER OR THE COMPANY
                       TO SELL AND DELIVER COMMON SHARES

         If, on the First Closing Date, any Selling Shareholder shall fail to sell and deliver to the Underwriters the Secondary Securities pursuant to this Agreement, then the Underwriters may at their option purchase the Securities which the Company and the other Selling Shareholders have agreed to sell and deliver in accordance with the terms hereof or, by written notice from the Representative to the Company and the Selling Shareholder, may postpone the First Closing Date or the Second Closing Date, as the case may be, but in no event for longer than seven days in order that the required changes, if any, to the Registration Statement and the Prospectus or any other documents or arrangements may be effected. No action taken pursuant to this Section 10 shall relieve the Selling Shareholder so defaulting from liability, if any, in respect of such default. If, on the First Closing Date, the Company shall fail to sell and deliver to the Underwriters the Primary Securities pursuant to this Agreement, then this Agreement shall terminate without any liability on the part of any non-defaulting party; provided, however, that the provisions of Section 1, 4, 6 and 12 shall remain in full force and effect. No action taken pursuant to this Section 10 shall relieve the Company so defaulting from liability, if any, in respect of such default.

                   SECTION 11. TERMINATION OF THIS AGREEMENT

         Prior to the First Closing Date, this Agreement may be terminated by the Representative by written notice given to the Company and the Selling Shareholders if at any time since the date hereof (i) trading or quotation of the Common Shares shall have been suspended or limited by the Commission or by the New York Stock Exchange, or trading in securities generally on the New York Stock Exchange shall have been suspended or limited, or minimum or maximum prices shall have been generally established on such exchange; (ii) a general banking moratorium shall have been declared by any of federal or New York State authorities; (iii) there shall have occurred any outbreak or escalation of national or international hostilities or any crisis or calamity, or any change in the United States or international financial markets, as in the judgment of the Representative is material and adverse and makes it impracticable to proceed with the offering or the delivery of the Securities in the manner and on the terms described in the Prospectus. Any termination pursuant to this Section 11 shall be without liability on the part of (a) the Company or the Selling Shareholders to any Underwriter, except that the Company and the Selling Shareholders shall be obligated to reimburse the expenses of the Representative and the Underwriters as provided for in Sections 4 and 6 hereof, (b) any Underwriter to the Company or the Selling Shareholders, or (c) of any party hereto to any other party except that the provisions of Section 7 and Section 8 shall at all times be effective and shall survive such termination.

        SECTION 12. REPRESENTATIONS AND INDEMNITIES TO SURVIVE DELIVERY

         The respective indemnities, agreements, representations, warranties and other statements of the Company, of its officers, of the Partnership, of the Selling Shareholders and of the several Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or the Company or the Partnership or any of its or their partners, officers, trustees or directors or any controlling person or the Selling Shareholders, as the case may be, and will survive delivery of and payment for the Securities sold hereunder and any termination of this Agreement; provided, however, that the covenant of the Selling Shareholders in Section 3(B)(a) hereof shall not survive any such termination of the Agreement or failure of the Secondary Securities to have been purchased and sold by the Closing Date.

                              SECTION 13. NOTICES

         All communications hereunder shall be in writing and shall be mailed, hand delivered or telecopied and confirmed to the parties hereto as follows:

If to the Representative:
         Citigroup Global Markets Inc.
         388 Greenwich Street
         New York, New York  10013
         Facsimile:  212-516-7912
         Attention:  General Counsel
         with a copy (which shall not constitute notice) to:
         Hunton & Williams LLP
         Bank of America Plaza, 35th Floor
         101 South Tryon Street
         Charlotte, NC 28280
         Facsimile:  704-378-4890
         Attention:  Andrew A. Gerber, Esq.

If to the Company:
         Acadia Realty Trust                   Acadia Realty Trust
         1311 Mamaroneck Avenue, Suite 260     1311 Mamaroneck Avenue, Suite 260
         White Plains, NY  10605               White Plains, NY  10605
         Attention: Kenneth F. Bernstein       Attention: Robert Masters, Esq.

with a copy (which shall not constitute notice) to:
         Paul, Hastings, Janofsky & Walker LLP
         75 E. 55th Street
         New York, New York 10022
         Facsimile: 212-319-4090
         Attention: Mark Schonberger, Esq.

If to the Selling Shareholders:
         Kenneth F. Bernstein
         1311 Mamaroneck Avenue, Suite 260
         White Plains, NY  10605

         with a copy (which shall not constitute notice) to:
                  Acadia Realty Trust
                  1311 Mamaroneck Avenue, Suite 260
                  White Plains, NY  10605
                  Attention: Robert Masters, Esq.

         Yale University
         Yale Investments Office
         55 Whitney Avenue, 5th Floor
         New Haven, CT 06510-1300
         Att'n: Alan Forman, Director

         Yale University Retirement Plan for Staff Employees
         c/o Yale University, as Administrator
         Yale Investments Office
         55 Whitney Avenue, 5th Floor
         New Haven, CT 06510-1300
         Att'n: Alan Forman, Director

         with a copy to:
                  Debevoise & Plimpton LLP

                  919 Third Avenue
                  New York, New York 10022
                  Attention:  Steven Ostner, Esq.

         Any party hereto may change the address for receipt of communications by giving written notice to the others.

                             SECTION 14. SUCCESSORS

         This Agreement will inure to the benefit of and be binding upon the parties hereto, including any substitute Underwriters pursuant to Section 9 hereof, and to the benefit of the employees, officers, trustees and directors and controlling persons referred to in Section 7 and Section 8 hereof, and in each case their respective successors, and personal representatives, and no other person will have any right or obligation hereunder. The term "successors" shall not include any purchaser of the Securities as such from any of the Underwriters merely by reason of such purchase.

                      SECTION 15. PARTIAL UNENFORCEABILITY

         The invalidity or unenforceability of any Section, paragraph or provision of this Agreement shall not affect the validity or enforceability of any other Section, paragraph or provision hereof. If any Section, paragraph or provision of this Agreement is for any reason determined to be invalid or unenforceable, there shall be deemed to be made such minor changes (and only such minor changes) as are necessary to make it valid and enforceable.

                      SECTION 16. GOVERNING LAW PROVISIONS

    (a) Governing Law Provisions. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York applicable to agreements made and to be performed in such state.

    (b) Consent to Jurisdiction. Any legal suit, action or proceeding arising out of or based upon this Agreement or the transactions contemplated hereby ("Related Proceedings") may be instituted in the federal courts of the United States of America located in New York City or the courts of the State of New York located in New York City (collectively, the "Specified Courts"), and each party irrevocably submits to the exclusive jurisdiction (except for proceedings instituted in regard to the enforcement of a judgment of any such court (a "Related Judgment"), as to which such jurisdiction is non-exclusive, of such courts in any such suit, action or proceeding. Service of any process, summons, notice or document by mail to such party's address set forth above shall be effective service of process for any suit, action or other proceeding brought in any such court. The parties irrevocably and unconditionally waive any objection to the laying of venue of any suit, action or other proceeding in the Specified Courts and irrevocably and unconditionally waive and agree not to plead or claim in any such court that any such suit, action or other proceeding brought in any such court has been brought in an inconvenient forum.

                         SECTION 17. GENERAL PROVISIONS

         This Agreement constitutes the entire agreement of the parties to this Agreement and supersedes all prior written or oral and all contemporaneous oral agreements, understandings and negotiations with respect to the subject matter hereof. This Agreement may be executed in two or more counterparts, each one of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement may not be amended or modified unless in writing by all of the parties hereto, and no condition herein (express or implied) may be waived unless waived in writing by each party whom the condition is meant to benefit. The Section headings herein are for the convenience of the parties only and shall not affect the construction or interpretation of this Agreement.

         Each of the parties hereto acknowledges that it is a sophisticated business person who was adequately represented by counsel during negotiations regarding the provisions hereof, including, without limitation, the indemnification provisions of Section 7 hereof and the contribution provisions of Section 8 hereof, and is fully informed regarding said provisions. Each of the parties hereto further acknowledges that the provisions of Sections 7 and 8 hereof fairly allocate the risks in light of the ability of the parties to investigate the Company, its affairs and its business in order to assure that adequate disclosure has been made in the Registration Statement, any preliminary prospectus and the Prospectus (and any amendments and supplements thereto), as required by the Securities Act and the Exchange Act.

         The respective indemnities, contribution agreements, representations, warranties and other statements of the Company, the Partnership, the Selling Shareholders and the several Underwriters set forth in or made pursuant to this Agreement shall remain operative and in full force and effect, regardless of (i) any investigation, or statement as to the results thereof, made by or on behalf of any Underwriter, the officers or employees of any Underwriter, any person controlling any Underwriter, the Partnership, the Company, the officers or employees of the Company, or any person controlling the Company, any Selling Shareholder or any person controlling such Selling Shareholder, (ii) acceptance of the Securities and payment for them hereunder and (iii) termination of this Agreement.

         Except as otherwise provided, this Agreement has been and is made solely for the benefit of and shall be binding upon the Company, the Partnership, the Selling Shareholders, the Underwriters, the Underwriters' officers and employees, any controlling persons referred to herein, the Company's trustees and the Company's officers and their respective successors and assigns, all as and to the extent provided in this Agreement, and no other person shall acquire or have any right under or by virtue of this Agreement. The term "successors and assigns" shall not include a purchaser of any of the Securities from any of the several Underwriters merely because of such purchase.


                       [Signatures on the Following Page]

         If the foregoing is in accordance with your understanding of our agreement, kindly sign and return to the Company the enclosed copies hereof, whereupon this instrument, along with all counterparts hereof, shall become a binding agreement in accordance with its terms.

                              Very truly yours,

                              ACADIA REALTY TRUST


                              By:  /s/ Robert Masters
                                   ------------------------------
                                   Name: Robert Masters
                                   Title: Senior Vice President

                              ACADIA REALTY LIMITED PARTNERSHIP

                              By:   ACADIA REALTY TRUST
                                     its sole general partner

                                   By:  /s/ Robert Masters
                                        ------------------------------
                                        Name: Robert Masters
                                        Title: Senior Vice President

                              KENNETH F. BERNSTEIN


                              By:  /s/ Robert Masters
                                   ------------------------------
                                   Name: Robert Masters
                                   Title: Attorney-in-Fact acting on behalf of
                                          Kenneth F. Bernstein

                              YALE UNIVERSITY


                              By:  /s/ Robert Masters
                                   ------------------------------
                                   Name: Robert Masters
                                   Title: Attorney-in-Fact acting on behalf of
                                          Yale  University

                              THE YALE UNIVERSITY RETIREMENT
                              PLAN FOR STAFF EMPLOYEES


                              By:  /s/ Robert Masters
                                   ------------------------------
                                   Name: Robert Masters
                                   Title:  Attorney-in-Fact acting on behalf of
                                           The Yale University Retirement Plan
                                           For Staff Employees


           [Underwriting Agreement -- Acadia, Selling Shareholders and
                         Citigroup Global Markets Inc.]

                  The foregoing Underwriting Agreement is hereby confirmed and accepted by the Representative in New York, New York, as of the date first above written.



CITIGROUP GLOBAL MARKETS INC.
Acting as Representative of the
several Underwriters named in
the attached Schedule A.



By: /s/ Chris Djoganopoulos
   ----------------------------------
      Name:  Chris Djoganopoulos
      Title: Vice President



           [Underwriting Agreement -- Acadia, Selling Shareholders and
                         Citigroup Global Markets Inc.]

                                   SCHEDULE A
                                   ----------



                                                                  Number of
                                                 Number of        Optional
                                              Firm Securities  Securities to be
                        Underwriter           to be Purchased     Purchased
Citigroup Global Markets Inc............         1,890,000         450,000
                                           -------------------------------------

         Total..........................         1,890,000         450,000
                                           =====================================


                                   Schedule A

                                   SCHEDULE B
                                   ----------


                                                    Number of
                                                      Firm               Maximum Number
                                                   Securities to          of Optional
                                                      be Sold         Securities to be Sold
                    Selling Shareholder
Yale University                                         954,225                 143,134
The Yale University Retirement Plan For Staff
Employees                                                45,755                   6,866
Kenneth F. Bernstein                                    110,000                       0
                                                  -----------------  --------------------------
                                                      1,110,000                 150,000
                                                  =================  ==========================


                                   Schedule B

                                   SCHEDULE C
                                   ----------


Acadia Realty Trust
Acadia Realty Limited Partnership
ACRS, Inc.
Acadia Realty Management Services, Corp.
Acadia Bartow Avenue, LLC
Acadia Mad River Property LLC
Acadia Merrillville Realty, L.P.
Acadia Town Line, LLC
Acadia Crescent Land, LLC
Blackman Fifty L.P.
Heathcote Associates, L.P.
Mark Plaza Fifty L.P.
Mark Twelve Associates, L.P.
Pacesetter/Ramapo Associates
RD Abington Associates Limited Partnership
RD Absecon Associates, L.P.
RD Bloomfield Associates Limited Partnership
RD Branch Associates L.P.
RD Columbia Associates, L.P.
RD Elmwood Associates, L.P.
RD Hobson Associates, L.P.
RD Methuen Associates Limited Partnership
RD Smithtown, LLC
RD Village Associates Limited Partnership
RD Whitegate Associates, L.P.
RD Woonsocket Associates Limited Partnership
Acadia 239 Greenwich Avenue, LLC
Acadia Heathcote, LLC
Acadia Merrillville Realty, Inc.
Acadia Pacesetter LLC
Acadia Property Holdings, LLC
Blackman Fifty Realty Corp.
Mark Plaza Fifty Realty Corp.
New Castle Fifty Realty Corp.
RD Absecon, Inc.
239 Greenwich Associates Limited Partnership
Crossroads II
Crossroads Joint Venture
Port Bay Associates, LLC
Acadia Realty Acquisition I, LLC
Acadia Strategic Opportunity Fund, LP
Acadia Amherst, LLC
Acadia Granville, LLC
Acadia Sheffield Crossing, LLC
Acadia Brandywine Condominium, LLC
Acadia Brandywine Holdings Special Member, LLC
Acadia Brandywine Holdings, Inc.
Acadia Brandywine Holdings, LLC
Acadia Brandywine Subsidiary, Inc.
Acadia Brandywine Subsidiary, LLC


                                  Schedule C-1

Acadia Brandywine Town Center Special Member, LLC
Acadia Brandywine Town Center, Inc.
Acadia Brandywine Town Center, LLC
Acadia Market Square Special Member, LLC
Acadia Market Square, Inc.
Acadia Market Square, LLC
Acadia K-H, LLC
AmCap Acadia 8th Addition, LLC
AmCap Acadia 9th Addition, LLC
AmCap Acadia Agent, LLC
AmCap Acadia Atlanta LP
AmCap Acadia Batesville, LLC
AmCap Acadia Benton, LLC
AmCap Acadia Carthage LP
AmCap Acadia Cary, LLC
AmCap Acadia Cincinnati, LLC
AmCap Acadia Conroe LP
AmCap Acadia Great Bend, LLC
AmCap Acadia Hanrahan, LLC
AmCap Acadia Indianapolis, LLC
AmCap Acadia Irving LP
AmCap Acadia K-H Holding, LLC
AmCap Acadia K-H, LLC
AmCap Acadia Little Rock, LLC
AmCap Acadia Longview, LLC
AmCap Acadia Mustang, LLC
AmCap Acadia Pratt, LLC
AmCap Acadia Roanoke, LLC
AmCap Acadia Roswell, LLC
AmCap Acadia Ruidoso, LLC
AmCap Acadia San Ramon, LLC
AmCap Acadia Shreveport, LLC
AmCap Acadia Springerville, LLC
AmCap Acadia Tucson, LLC
AmCap Acadia Tulsa, LLC
Acadia Tarrytown, LLC
Acadia-Noddle Tarrytown Development Co., LLC
Acadia D.R. Management, Inc.
Acadia Hendon Hitchcock Plaza, LLC
Acadia Haygood, LLC
Acadia Sterling Heights, LLC
Acadia Realty Acquisition II, LLC
Acadia Strategic Opportunity Fund II, LLC
Acadia Crossroads, LLC
Crossroads Joint Venture, LLC
Crossroads II, LLC
Acadia New Loudon, LLC
Acadia Mervyn I, LLC
Acadia Mervyn II, LLC
Acadia Mervyn Investors I, LLC
Acadia Mervyn Investors II, LLC
Acadia Mervyn Promote Member I, LLC
Acadia Mervyn Promote Member II, LLC


                                  Schedule C-2

Acadia-PA East Fordham Acquisitions, LLC
P/A-Acadia Pelham Manor, LLC
Acadia-P/A Holding Company, LLC


                                  Schedule C-3

                                   SCHEDULE D
                                   ----------



                 ATTORNEYS-IN-FACT FOR THE SELLING STOCKHOLDERS



        Selling Stockholder                                Attorney-in-Fact
        -------------------                                ----------------
Yale University                                          Kenneth F. Bernstein
                                                            Robert Masters
The Yale University Retirement
Plan For Staff Employees                                 Kenneth F. Bernstein
                                                            Robert Masters
Kenneth F. Bernstein                                        Robert Masters


                                  Schedule D

                                   EXHIBIT A-1
                                   -----------
                        Form of Opinion of Issuer Counsel



         Opinion of counsel for the Company to be delivered pursuant to Section 5(d) of the Underwriting Agreement.

         For the purpose of this opinion, unless otherwise noted, the term "subsidiary" or "subsidiaries" includes the Partnership.

         References to the Prospectus in this Exhibit A-1 include any supplements thereto at the Closing Date.

    (a) Each of the Partnership and the Company's subsidiaries is validly existing as a corporation, trust, limited liability company or partnership, as applicable, in good standing under the laws of the jurisdiction in which it is incorporated, organized or formed. [exception for good standing of New York general partnerships set forth on Schedule __] Based solely on the review of foreign good standing certificates, each of the Company, the Partnership and the Company's subsidiaries is duly qualified and in good standing as a foreign entity in each jurisdiction set forth opposite its name on Schedule ___ attached hereto;

    (b) Each of the Partnership and the Company's subsidiaries has the corporate, limited liability company or partnership power and authority to own and lease its assets and properties and conduct its business as now being conducted as described in the Registration Statement and Prospectus and, with respect to the Partnership, to enter into and perform its obligations under this Agreement. The Company is the sole general partner of the Partnership;

    (c) The description of the capital stock of the Company in the Prospectus meets the requirements of Item 9 of Form S-3 under the Act; other than statutory rights which may exist under the laws of the State of Maryland (with respect to which such counsel need not make any statement), the holders of outstanding shares of capital stock of the Company are not entitled to any statutory or, to the best knowledge of counsel, contractual preemptive or other rights to subscribe for the Securities; except as set forth in the Prospectus, to the best of such counsel's knowledge, there exist no options, warrants or other instruments or agreements obligating the Company to issue any shares of its capital stock or any securities convertible into or exchangeable for or evidencing the right to purchase or subscribe for shares of such stock; and, to the best of such counsel's knowledge, no person or entity has a right to participate in the registration under the Act of the Securities pursuant to the Registration Statement;

    (d) All of the outstanding equity interests of each subsidiary have been duly and validly authorized and issued and are fully paid and nonassessable, were not issued and are not owned or held in violation of any preemptive rights, and, except


                                 Exhibit A-1-1
as otherwise set forth in the Prospectus, all outstanding equity interests of the subsidiaries are owned of record by the Company either directly or through subsidiaries and, to the best of such counsel's knowledge, free of any security interest, claim, lien or encumbrance. The equity interests in the Partnership have been issued, offered and, to the best of such counsel's knowledge, sold in compliance with all applicable laws, including, without limitation, federal and state securities laws;

    (e) This Agreement has been duly authorized, executed and delivered by the Partnership and constitutes the valid and binding obligation of the Partnership enforceable against the Partnership in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally or by general principles of equity;

    (f) The execution, delivery, and performance of this Agreement and the fulfillment of the terms hereof by the Company or the Partnership do not breach, conflict with or violate (A) the respective charter, declaration of trust, by-laws, partnership agreement, operating agreement, limited liability company certificate or certificate of limited partnership of the Partnership or any subsidiary; (B) the terms of any material indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument filed or incorporated by reference as an exhibit to the Registration Statement; or (C) any statute, law, rule, regulation, judgment, order or decree applicable to the Company's subsidiaries of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company (except those in the State of Maryland) or its subsidiaries or any of its or their properties or, to the best of such counsel's knowledge, result in the creation or imposition of any lien, charge, claim or encumbrance upon any property or asset of the Company or any subsidiary;

    (g) No consent, approval, authorization, order, license, certificate, permit, registration, designation or filing is required for the execution, delivery and performance of this Agreement by the Company (other than as may arise under the laws of the State of Maryland with respect to which such counsel need not make any statement) or the Partnership, except such as have been obtained under the Act and such as may be required under state or foreign blue sky laws in connection with the purchase and distribution of the Securities by the Underwriter in the manner contemplated in this Agreement and in the Prospectus;

    (h) To the best of such counsel's knowledge, there is no pending or threatened action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries or its or their property which, individually or in the aggregate, might have a Material Adverse Change, or might materially and adversely affect the consummation of this Agreement or which are required to be disclosed in the Registration Statement or the Prospectus that are not so disclosed, and there is no contract, lease or other document, or statute, rule or regulation,


                                 Exhibit A-1-2
of a character required to be described in the Registration Statement or Prospectus, or to be filed as an exhibit thereto, which is not described or filed as required; and the statements included or incorporated by reference in the Prospectus under the headings "Our Company," "Recent Developments," "Risk Factors," "Restrictions on Transfers of Capital Shares and Anti-Takeover Provisions," "Federal Income Tax Considerations," "Description of Our Common Shares" and "Description of Our Shares" (other than relating to matters of Maryland law or to the Declaration of Trust of the Company with respect to which such counsel need not make any statement) insofar as such statements constitute summaries of the legal matters, documents or proceedings referred to therein has been reviewed by such counsel, are correct in all material respects and the discussion thereunder does not omit any material provisions with respect to the matters covered and fairly presents the information called for with respect to such legal matters, documents and proceedings and fairly summarizes the matters therein described;

    (i) Based solely upon confirmation from the Commission, the Reoffer Registration Statement, the Resale Registration Statement and the Registration Statement have been declared effective by the Commission under the Act; any required filing of the Prospectus, and any supplements thereto, pursuant to Rule 424(b) has been made in the manner and within the time period required by Rule 424(b); to the knowledge (based solely upon oral advice from the Commission) of such counsel, no stop order suspending the effectiveness of any of the Reoffer Registration Statement, the Resale Registration Statement and the Registration Statement has been issued, no proceedings for that purpose have been instituted or threatened and, to the best of such counsel's knowledge, the Reoffer Registration Statement, the Resale Registration Statement and the Registration Statement and the Prospectus (other than the financial statements, notes and supporting schedules and other financial and statistical information contained therein, as to which such counsel need express no opinion) comply as to form in all material respects with the applicable disclosure, form and other requirements of the Securities Act and the rules thereunder; and the Incorporated Documents (other than the financial statements, notes and supporting schedules and other financial and statistical information contained therein, as to which such counsel need express no opinion) at the time they became effective or were filed complied as to form in all material respects with the Exchange Act and the rules and regulations thereunder; the Securities all have been duly registered under the Securities Act;

    (j) The Securities have been listed and admitted and authorized for trading on the New York Stock Exchange subject to notice of issuance;

    (k) The Company is not, and after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in the Prospectus, will not be an "investment company" or an entity "controlled" by an "investment company" within the meaning of the 1940 Act;

    (l) Commencing with its taxable year ended December 31, 1996, the Company has been organized and operated in conformity with the requirements for qualification as a


                                 Exhibit A-1-3
real estate investment trust pursuant to Sections 856 through 860 of the Code, and the Company's current and proposed method of operation will enable it to continue to meet the requirements for qualification and taxation as a real estate investment trust under the Code; and

    (m) The Partnership and each subsidiary limited liability company or partnership will be treated for federal income tax purposes as partnerships and not as associations taxable as corporations or as publicly traded partnerships.

         To the extent deemed advisable by such counsel, they may rely as to matters of fact on certificates of responsible officers of the Company and public officials on the opinion of Berliner, Corcoran & Rowe L.L.P. as to matters of Maryland law and on the opinions of other counsel satisfactory to the Underwriter as to matters which are governed by laws other than the laws of New York, Delaware or the Federal laws of the United States; provided that ____________ and such other counsel shall state that, in their opinion, the Underwriter and they are justified in relying on such other opinions. Copies of such certificates and other opinions shall be furnished to the Underwriter and counsel for the Underwriter. Such other opinions shall also permit counsel for the Underwriter to rely thereon.

         In addition, such counsel shall state that such counsel has participated in conferences with officers and other representatives of the Company, representatives of the Underwriter and representatives of the independent certified public accountants of the Company, at which conferences the contents of the Registration Statement and the Prospectus and related matters were discussed and, although such counsel is not passing upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement and the Prospectus (except as specified in the foregoing opinion), on the basis of the foregoing, no facts have come to the attention of such counsel which lead such counsel to believe that the Registration Statement at the time it became effective and on the Closing Date (except with respect to the financial statements and notes and schedules thereto and other financial data, as to which such counsel need express no belief and after giving effect to any changes incorporated pursuant to Section 430A under the Act) contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus as amended or supplemented (except with respect to the financial statements, notes and schedules thereto and other financial data, as to which such counsel need make no statement) on the date thereof and on the Closing Date contained any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.


                                 Exhibit A-1-4

                                   EXHIBIT A-2
                                   -----------



                      Opinion of Issuer Counsel (Maryland)

         Opinion of counsel for the Company to be delivered pursuant to Section 5(d) of the Underwriting Agreement.

         For the purpose of this opinion, unless otherwise noted, the term "subsidiary" or "subsidiaries" includes the Partnership.

         References to the Prospectus in this Exhibit A-2 include any supplements thereto at the Closing Date.

    (a) The Company has been duly incorporated, organized or formed and is validly existing as a real estate investment trust, in good standing under the laws of Maryland;

    (b) The Company has all requisite corporate power and authority to own and lease its assets and properties and conduct its business as now being conducted and as described in the Registration Statement and Prospectus and, to enter into, deliver and perform this Agreement. The Company is the sole general partner of the Partnership;

    (c) The Company's authorized equity capitalization is as set forth in the Prospectus; the Securities of the Company conform in all material respects to the description thereof contained in the Prospectus; the Company has full power and authority to authorize, issue and sell the Primary Securities as contemplated by this Agreement; the Securities have been duly and validly authorized and issued; the Securities upon being delivered to, and paid for by, the Underwriter pursuant to Underwriting Agreement will be fully paid and nonassessable; the certificates for the Securities are in valid and sufficient form; the holders of outstanding Common Shares of the Company are not entitled to any statutory or, to the best knowledge of counsel, contractual preemptive or other rights to subscribe for the Securities; except as set forth in the Prospectus, no Common Shares are reserved for any purpose and no options, warrants or other rights to purchase, agreements or other obligations to issue, or rights to convert any obligations into or exchange any securities for, shares of capital stock of or ownership interests in the Company are outstanding;

    (d) This Agreement has been duly and validly authorized, executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally or by general principles of equity;

    (e) None of the execution, delivery, and performance of this Agreement, the consummation of any other of the transactions herein contemplated or the fulfillment of the terms hereof by the Company will conflict with or, result in a breach or violation of the declaration of trust or by-laws of the Company or any statute, law, rule, regulation,


                                 Exhibit A-2-1
judgment, order or decree applicable to the Company or its subsidiaries of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority of the State of Maryland;

    (f) With regard to any court, regulatory body, administrative agency, governmental body, arbitrator or other authority of the State of Maryland, no consent, approval, authorization, order, license, certificate, permit, registration, designation or filing is required for the execution, delivery and performance of this Agreement by the Company or the consummation of the transactions contemplated hereby, except such as have been obtained;

    (g) To the knowledge of such counsel, there is no pending or threatened action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator in the State of Maryland involving the Company or any of its subsidiaries or its or their property which, individually or in the aggregate, might affect the consummation of this Agreement; and

    (h) The statements included or incorporated by reference in the Prospectus under the headings "Risk Factors," "Our Company," "Restrictions on Transfers of Capital Shares and Anti-Takeover Provisions," "Description of Our Shares" and "Description of Our Common Shares" insofar as such statements constitute summaries of Maryland law, documents governed by Maryland law or proceedings under Maryland law referred to therein have been reviewed by such counsel, are correct in all material respects and the discussion thereunder does not omit any material provisions with respect to the matters covered and fairly presents the information called for with respect to such legal matters, documents and proceedings and fairly summarizes the matters therein described.

         To the extent deemed advisable by such counsel, they may rely as to matters of fact on certificates of responsible officers of the Company and public officials; provided that ____________ and such other counsel shall state that, in their opinion, the Underwriter and they are justified in relying on such other opinions. Copies of such certificates and other opinions shall be furnished to the Underwriter and counsel for the Underwriter. Such other opinions shall also permit counsel for the Underwriter to rely thereon. Such opinion shall state that Hunton & Williams LLP may rely in it as to matters of Maryland law.


                                 Exhibit A-2-2

                                    EXHIBIT B
                                    ---------


                     Form of Opinion of Selling Shareholder

         The opinion of such counsel pursuant to Section 5(h) shall be rendered to the Representative at the request of the Company and shall so state therein. References to the Prospectus in this [Exhibit B] include any supplements thereto at the Closing Date.

             (i) The Underwriting Agreement, dated November ___, 2004 (the "Underwriting Agreement") and the Custody Agreement (the "Custody Agreement") and the Powers of Attorney (the "Power of Attorney"), each dated November ___, 2004 and executed by the Selling Shareholder have been duly authorized, executed and delivered by or on behalf of, and are valid and legally binding agreements of, the Selling Shareholder, enforceable in accordance with their respective terms, except as rights to indemnification thereunder may be limited by applicable law and except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors' rights generally or by general equitable principles.

             (ii) The execution and delivery by the Selling Shareholder of, and the performance by the Selling Shareholder of its obligations under, the Underwriting Agreement, the Custody Agreement and the Power of Attorney will not contravene or conflict with, result in a breach of, or constitute a default under, the organizational documents of the Selling Shareholder, or, to the best of such counsel's knowledge, violate or contravene any provision of applicable law or regulation, or violate, result in a breach of or constitute a default under the terms of any other agreement or instrument to which the Selling Shareholder is a party or by which it is bound, or any judgment, order or decree applicable to the Selling Shareholder of any court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over the Selling Shareholder.

             (iii) The Selling  Shareholder  has the legal right and power,  and all authorizations and approvals required by law and under its organizational documents, if applicable, to enter into the Underwriting Agreement, the Custody Agreement and the Power of Attorney, to sell, transfer and deliver all of the Secondary Securities which may sold by the Selling Shareholder under the Underwriting Agreement and to comply with its other obligations under the Underwriting Agreement and the Custody Agreement, except such as may be required under state securities or blue sky laws.

             (iv) Upon payment for the Secondary Securities to be sold by the Selling Shareholder (such Secondary Securities, the "Subject Secondary Securities") in accordance with the Underwriting Agreement and pursuant to the Custody Agreement, and an indication from DTC by book entry that, in the case of each Underwriter, the Subject Secondary Securities being purchased by or on behalf of such Underwriter have been credited to "securities accounts" (as defined


                                   Exhibit B-1
    in Section 8-501 of the Uniform Commercial Code as in effect in the State of New York (the "NY UCC")) of such Underwriter with DTC, under Section 8-501 of the NY UCC, each Underwriter will acquire a valid "security entitlement" (as defined in Section 8-102 of the NY UCC) to the Subject Secondary Securities being so purchased by or on behalf of such Underwriter, and, to the extent governed by the UCC, no action based on any "adverse claim" (as defined in Section 8-102 of the NY UCC) to such Subject Secondary Securities (or security entitlement with respect thereto) may properly be asserted against such Underwriter with respect to such security entitlement. For purposes of the opinion in this paragraph (iv), we have assumed that (a) DTC is a "clearing corporation" (as defined in Section 8-102 of the NY UCC), (b) neither DTC nor any Underwriter has notice of any adverse claim (as such phrase is defined in Section 8-102 of the NY UCC) to the Subject Secondary Securities, and (c) the agreement between each Underwriter and DTC pertaining to the securities accounts of each Underwriter with DTC specifies that it is governed by the law of the State of New York.

             (v) To the best of such counsel's knowledge, no consent, approval, authorization or other order of, or registration or filing with, any court or governmental authority or agency, is required for the consummation by the Selling Shareholder of the transactions contemplated in the Underwriting Agreement or the Custody Agreement, except as required under the Securities Act and applicable state securities or blue sky laws.


                                  Exhibit B-2

                                    EXHIBIT C
                                    ---------


                             Form of Lock-Up Letter

                                                              November ___, 2004

Citigroup Global Markets Inc.
388 Greenwich Street
New York, New York  10013

RE:      Acadia Realty Trust (the "Company")

Ladies & Gentlemen:

         The undersigned is an owner of record or beneficially of certain Securities of Beneficial Interest of the Company ("Securities") or securities convertible into or exchangeable or exercisable for Securities. The Company proposes to carry out a public offering of Securities (the "Offering") for which _________________ will act as the representative (the "Representative") of the underwriters, if any. The undersigned recognizes that the Offering will be of benefit to the undersigned and will benefit the Company and hereby acknowledges the receipt and sufficiency of other good and valuable consideration for executing this letter agreement. The undersigned further acknowledges that you and the other underwriters, if any, are relying on the representations and agreements of the undersigned contained in this letter in carrying out the Offering and in entering into an underwriting agreement (the "Underwriting Agreement") with the Company with respect to the Offering.

         In consideration of the foregoing, the undersigned hereby agrees that the undersigned will not, (and will cause any spouse or immediate family member of the spouse or the undersigned living in the undersigned's household not to), without the prior written consent of the Representative (which consent may be withheld in its sole discretion), directly or indirectly, sell, offer, contract or grant any option to sell (including without limitation any short sale), pledge, transfer, establish an open "put equivalent position" within the meaning of Rule 16a-1(h) under the Securities Exchange Act of 1934, as amended, or otherwise dispose of any shares of Securities, options or warrants to acquire shares of Securities, or securities exchangeable or exercisable for or convertible into shares of Securities currently or hereafter owned either of record or beneficially (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended) by the undersigned (or such spouse or family member), or publicly announce an intention to do any of the foregoing, for a period commencing on the date hereof and continuing through the close of trading on the date ninety (90) days after the date of the Prospectus (the "Lock-Up Period"). The undersigned also agrees and consents to the entry, by the Company, of stop transfer instructions, which shall remain in effect only during the Lock-Up Period, with the Company's transfer agent and registrar against the transfer of shares of Securities or securities convertible into or exchangeable or exercisable for Securities held by the undersigned except in compliance with the foregoing restrictions or with the consent of the Representative; provided, however, that nothing herein shall prohibit (i) transfers to affiliates, family members, charitable remainder trusts or


                                  Exhibit C-1
charitable institutions that agree in writing to be bound by the terms of this letter agreement or (ii) the exercise by the undersigned of outstanding stock options held by the undersigned, provided the Securities received by the undersigned upon any such exercise shall be subject to the provisions of this letter agreement during the Lock-Up Period.

         If for any reason the Underwriting Agreement shall be terminated prior to the Closing Date (as defined in the Underwriting Agreement), the agreement set forth above shall likewise be terminated.

         This letter agreement shall become effective upon the execution of the Underwriting Agreement by all the parties named therein. Once effective, this agreement is irrevocable and will be binding on the undersigned and the respective successors, heirs, personal representatives, and assigns of the undersigned.




-----------------------------------------------------
Printed Name of Holder



By:
   --------------------------------------------------
     Signature



-----------------------------------------------------
Printed Name of Person Signing

(and indicate capacity of person signing if signing as custodian, trustee, or on behalf of an entity)


                                  Exhibit C-2